APPRAISAL REPORT

	PREPARED FOR:
CLIENT	
	LENDER/CLIENT:
LENDER	PINNACLE CREDIT UNION
	SUBJECT PROPERTY
ADDRESS	1394 OAKVIEW CIRCLE
CITY	FOREST PARK, GA 30297
COUNTY OF	CLAYTON
	APPRAISAL AS OF:
DATE	12/05/2019
	PREPARED BY:
APPRAISER	RENEE HUGHES
COMPANY	PROGRESSIVE APPRAISAL SERVICES

File No. FPOAKVW
Case No.

CERTIFICATE OF VALUE

I have carefully inspected the property owned by

LANDA PROPERTIES LLC ("Owner"), located at

1394 OAKVIEW CIRCLE

FOREST PARK, GA 30297 ("Subject Property")

and it is my considered opinion that the Fair Market Value* of the Subject Property, as of the Date of Inspection, is . . .

$ 108,000

I appraised the Subject Property in "as is" condition as of the Date of Inspection, including, if any, wall-to-wall carpeting, custom-made draperies, built-in appliances and fixtures.

I hereby certify that I have no interest, actual or contemplated . . .

- [ ] In ______
- [ ] In the company that employs the Owner;
- [x] In the Subject Property, including any business or family relationship with the Owner.

Appraiser (Type or Print) RENEE HUGHES

Appraiser (Signature) Renee Hughes

Date of Inspection

* "Fair Market Value"

"The price at which a property would most probably sell if exposed to the market for a reasonable period of time in an 'as is' condition, where payment is made in cash or its equivalent."

File No. FPOAKVW
Case No.

Uniform Residential Appraisal Report

The purpose of this appraisal report is to provide the lender/client with an accurate, and adequately supported, opinion of the market value of the subject property.

SUBJECT

Property Address 1394 OAKVIEW CIRCLE City FOREST PARK State GA Zip Code 30297
Borrower LANDA PROPERTIES LLC Owner of Public Record LANDA PROPERTIES LLC County CLAYTON
Legal Description SEE ADDENDUM
Assessor's Parcel # 12240B B020 Tax Year 2018 R.E. Taxes $ 785
Neighborhood Name OAKVIEW HOMES Map Reference 865-J4 Census Tract 403.03
Occupant [ ] Owner [X] Tenant [ ] Vacant Special Assessments $ 0 [ ] PUD HOA $ 0 [ ] per year [ ] per month
Property Rights Appraised [X] Fee Simple [ ] Leasehold [ ] Other (describe)
Assignment Type [ ] Purchase Transaction [X] Refinance Transaction [ ] Other (describe)
Lender/Client PINNACLE CREDIT UNION Address 536 NORTH AVENUE NE, ATLANTA, GA 30308
Is the subject property currently offered for sale or has it been offered for sale in the twelve months prior to the effective date of this appraisal? [ ] Yes [X] No
Report data source(s) used, offering price(s), and date(s). GAMLS

CONTRACT

I [ ] did [ ] did not analyze the contract for sale for the subject purchase transaction. Explain the results of the analysis of the contract for sale or why the analysis was not performed.

Contract Price $ Date of Contract Is the property seller the owner of public record? [ ] Yes [ ] No Data Source(s)
Is there any financial assistance (loan charges, sale concessions, gift or down payment assistance, etc.) to be paid by any party on behalf of the borrower? [ ] Yes [ ] No
If Yes, report the total dollar amount and describe the items to be paid.

NEIGHBORHOOD

Note: Race and the racial composition of the neighborhood are not appraisal factors.

Neighborhood Characteristics				One-Unit Housing Trends				One-Unit Housing			Present Land Use %	
Location	[ ] Urban	[X] Suburban	[ ] Rural	Property Values	[ ] Increasing	[X] Stable	[ ] Declining	PRICE $ (000)		AGE (yrs)	One-Unit	70 %
Built-Up	[X] Over 75%	[ ] 25-75%	[ ] Under 25%	Demand/Supply	[ ] Shortage	[X] In Balance	[ ] Over Supply	100	Low	50	2-4 Unit	%
Growth	[ ] Rapid	[X] Stable	[ ] Slow	Marketing Time	[ ] Under 3 mths	[X] 3-6 mths	[ ] Over 6 mths	115	High	65	Multi-Family	%
								105	Pred.	54	Commercial	30 %
											Other	%

Neighborhood Boundaries SUBJECT IS BOUNDED BY: CONLEY RD. TO THE NORTH, ROCK CUT RD. TO THE EAST AND SOUTH, THURMAN RD. TO THE WEST.
Neighborhood Description SUBJECTS' MARKET IS COMPRISED OF 1 STORY TRADITIONAL STYLE HOMES DISPLAYING AVERAGE MAINTENANCE AND UPKEEP. SUBJECT HAS EASY ACCESS TO SCHOOLS, PARKS, PLACE OF WORSHIP, SHOPPING AND EMPLOYMENT.

Market Conditions (including support for the above conclusions) GENERAL MARKET CONDITIONS ARE STABLE WITH A PREVALENCE TOWARDS FHA AND CONVENTIONAL FINANCING. TYPICAL MARKETING TIME IS 3-6 MONTHS.

SITE

Dimensions N/A Area 25700 sf Shape RECTANGULAR View N;Res;
Specific Zoning Classification RS110 Zoning Description RESIDENTIAL
Zoning Compliance [X] Legal [ ] Legal Nonconforming (Grandfathered Use) [ ] No Zoning [ ] Illegal (describe)
Is the highest and best use of subject property as improved (or as proposed per plans and specifications) the present use? [X] Yes [ ] No If No, describe.

Utilities	Public	Other (describe)		Public	Other (describe)	Off-site Improvements—Type	Public	Private
Electricity	[X]	[ ]	Water	[X]	[ ]	Street ASPHALT	[X]	[ ]
Gas	[X]	[ ]	Sanitary Sewer	[X]	[ ]	Alley NONE	[ ]	[ ]

FEMA Special Flood Hazard Area [ ] Yes [X] No FEMA Flood Zone X FEMA Map # 13063C 0038F FEMA Map Date 06/07/2017
Are the utilities and/or off-site improvements typical for the market area? [X] Yes [ ] No If No, describe.
Are there any adverse site conditions or external factors (easements, encroachments, environmental conditions, land uses, etc.)? [ ] Yes [X] No If Yes, describe.
NO ADVERSE ENVIRONMENTAL CONDITIONS NOTED AT TIME OF APPRAISAL IN THE IMPROVEMENT, ON THE SITE OR IN THE IMMEDIATE AREA.

IMPROVEMENTS

General Description	Foundation	Exterior Description materials/condition	Interior materials/condition
Units [X] One [ ] One with Accessory Unit	[ ] Concrete Slab [X] Crawl Space	Foundation Walls BRICK/AVG	Floors HARDWOOD/AVG
# of Stories 1	[ ] Full Basement [ ] Partial Basement	Exterior Walls BRICK/AVG	Walls DRYWALL/AVG
Type [X] Det. [ ] Att. [ ] S-Det./End Unit	Basement Area 0 sq. ft.	Roof Surface COMP/SHGLE/AVG	Trim/Finish WOOD/AVG
[X] Existing [ ] Proposed [ ] Under Const.	Basement Finish 0 %	Gutters & Downspouts ALUM/AVG	Bath Floor LINOLEUM/AVG
Design (Style) RANCH	[ ] Outside Entry/Exit [ ] Sump Pump	Window Type WD/DH/AVG	Bath Wainscot FIBERGLASS/AVG
Year Built 1957	Evidence of [ ] Infestation	Storm Sash/Insulated NONE	Car Storage [X] None
Effective Age (Yrs) 45	[ ] Dampness [ ] Settlement	Screens MESH/AVG	[ ] Driveway # of Cars 0
Attic [ ] None	Heating [X] FWA [ ] HWBB [ ] Radiant	Amenities [ ] Woodstove(s) # 0	Driveway Surface
[X] Drop Stair [ ] Stairs	[ ] Other Fuel GAS	[ ] Fireplace(s) # 0 [X] Fence CHAINLINK	[ ] Garage # of Cars 0
[ ] Floor [ ] Scuttle	Cooling [X] Central Air Conditioning	[X] Patio/Deck OPEN [ ] Porch None	[ ] Carport # of Cars 0
[ ] Finished [ ] Heated	[ ] Individual [ ] Other	[ ] Pool None [X] Other STRG/HS	[ ] Att. [ ] Det. [ ] Built-in

Appliances [X] Refrigerator [X] Range/Oven [ ] Dishwasher [ ] Disposal [ ] Microwave [X] Washer/Dryer [ ] Other (describe)
Finished area **above** grade contains: 7 Rooms 3 Bedrooms 1.1 Bath(s) 1,150 Square Feet of Gross Living Area Above Grade
Additional features (special energy efficient items, etc.) SUBJECT FEATURES A CHAINLINK FENCE, OPEN PORCH AND 2/STORAGE SHEDS IN REAR.

Describe the condition of the property (including needed repairs, deterioration, renovations, remodeling, etc.) C4;No updates in the prior 15 years;SUBJECT DISPLAYS AVERAGE MAINTENANCE AND UPKEEP.

Are there any physical deficiencies or adverse conditions that affect the livability, soundness, or structural integrity of the property? [ ] Yes [X] No If Yes, describe

Does the property generally conform to the neighborhood (functional utility, style, condition, use, construction, etc.)? [X] Yes [ ] No If No, describe

PROGRESSIVE APPRAISAL SERVICE

File No. FPOAKVW
Case No.

Uniform Residential Appraisal Report

SALES COMPARISON ANALYSIS

There are 1 comparable properties currently offered for sale in the subject neighborhood ranging in price from $ 105,000 to $ 115,000 .
There are 6 comparable sales in the subject neighborhood within the past twelve months ranging in sale price from $ 100,000 to $ 108,000 .

FEATURE	SUBJECT	COMPARABLE SALE # 1		COMPARABLE SALE # 2		COMPARABLE SALE # 3	
Address	1394 OAKVIEW CIRCLE FOREST PARK, GA 30297	4302 ROB ROY LANE ELLENWOOD, GA 30294		1616 ROCK CUT RD. ELLENWOOD, GA 30294		1356 LORI CT. CONLEY, GA 30294	
Proximity to Subject		0.54 miles E		0.49 miles SE		0.41 miles S	
Sale Price	$		$ 104,000		$ 105,000		$ 112,500
Sale Price/Gross Liv. Area	$ 0.00 sq. ft.	$ 101.46 sq. ft.		$ 102.44 sq. ft.		$ 86.67 sq. ft.	
Data Source(s)		GAMLS;DOM 55		GAMLS;DOM Unk		GAMLS;DOM 9	
Verification Source(s)		PUBLIC RECORDS		PUBLIC RECORDS		PUBLIC RECORDS	
VALUE ADJUSTMENTS	DESCRIPTION	DESCRIPTION	+(-) $ Adjustment	DESCRIPTION	+(-) $ Adjustment	DESCRIPTION	+(-) $ Adjustment
Sale or Financing		ArmLth		ArmLth		ArmLth	
Concessions		FHA;0		FHA;0		Conv;0	
Date of Sale/Time		s06/19;Unk		s06/19;Unk		s02/19;Unk	
Location	N;Res;	N;Res;		N;Res;		N;Res;	
Leasehold/Fee Simple	Fee Simple	FEE SIMPLE		FEE SIMPLE		FEE SIMPLE	
Site	25700 sf	11761 sf	0	11761 sf	0	16988 sf	0
View	N;Res;	N;Res;		N;Res;		N;Res;	
Design (Style)	DT1;RANCH	DT1;RANCH		DT1;RANCH		DT1;RANCH	
Quality of Construction	Q4	Q4		Q4		Q4	
Actual Age	62	57	0	54	0	54	0
Condition	C4	C4		C4		C4	
Above Grade Room Count (Total / Bdrms. / Baths)	7 / 3 / 1.1	5 / 3 / 1.0	0 +1,000	5 / 3 / 1.0	0 +1,000	5 / 3 / 1.0	0 +1,000
Gross Living Area	1,150 sq. ft.	1,025 sq. ft.	+2,625	1,025 sq. ft.	+2,625	1,298 sq. ft.	-3,108
Basement & Finished Rooms Below Grade	0sf	0sf		0sf		0sf	
Functional Utility	AVERAGE	AVERAGE		AVERAGE		AVERAGE	
Heating/Cooling	FWA/YES	FWA/YES		FWA/YES		FWA/YES	
Energy Efficient Items	NONE	NONE		NONE		NONE	
Garage/Carport	None	1cp1dw	-600	1cp1dw	-600	None	
Porch/Patio/Deck	PORCH/2/STRG/FENCE	PORCH/STRG/FENCE	+300	PORCH	+1,300	PORCH/STRG/FENCE	+300
Fireplaces	NONE	NONE		NONE		FIREPLACE	-1,500
COST TO CURE	RESTORE B/R		-500		-500		-500
Net Adjustment (Total)		[X] + [ ] -	$ 2,625	[X] + [ ] -	$ 3,625	[ ] + [X] -	$ -3,808
Adjusted Sale Price of Comparables		Net Adj: 3% Gross Adj : 5%	$ 106,625	Net Adj: 3% Gross Adj: 6%	$ 108,625	Net Adj: -3% Gross Adj: 6%	$ 108,692

I [X] did [ ] did not research the sale or transfer history of the subject property and comparable sales. If not, explain

My research [X] did [ ] did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
Data source(s) PUBLIC TAX RECORDS
My research [ ] did [X] did not reveal any prior sales or transfers of the comparable sales for the year prior to the date of sale of the comparable sale.
Data source(s) PUBLIC TAX RECORDS
Report the results of the research and analysis of the prior sale or transfer history of the subject property and comparable sales (report additional prior sales on page 3).

ITEM	SUBJECT	COMPARABLE SALE # 1	COMPARABLE SALE # 2	COMPARABLE SALE # 3
Date of Prior Sale/Transfer	12/19/2017			
Price of Prior Sale/Transfer	$55,000			
Data Source(s)	MLS/PR	MLS/PR	MLS/PR	MLS/PR
Effective Date of Data Source(s)	12/05/2019	12/05/2019	12/05/2019	12/05/2019

Analysis of prior sale or transfer history of the subject property and comparable sales SUBJECT HAS TRANSFERRED TITLE IN THE PAST 36 MONTHS ACCORDING TO PUBLIC RECORDS.

Summary of Sales Comparison Approach SALES SELECTED ARE DEEMED THE BEST AVAILABLE AS THEY ARE THE MOST RECENT AND THE MOST COMPARABLE. ADJUSTMENTS HAVE BEEN MADE TO REFLECT DISSIMILAR FEATURES BASED ON PAIRED SALES ANALYSIS . ALL COMPS HAVE BEEN GIVEN EQUAL WT. AS THEY FALL WITHIN A CLOSE RANGE, THEREFORE INDICATED VALUE FALLS WITHIN RANGE.

Indicated Value by Sales Comparison Approach $ 108,000

RECONCILIATION

Indicated Value by: Sales Comparison Approach $ 108,000 **Cost Approach (if developed) $** **Income Approach (if developed) $**

THE MARKET APPROACH IS CONSIDERED TO BE THE MOST RELIABLE INDICATOR OF THE VALUE OF THE SUBJECT PROPERTY AS IT BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE CURRENT MARKETPLACE. THE INCOME APPROACH IS INAPPLICABLE AS THIS IS AN OWNER OCCUPIED MARKET. THE COST APPROACH DOES NOT APPLY DUE TO THE INACCURACY OF CALCULATING DEPRECIATION.

This appraisal is made [X] "as is," [ ] subject to completion per plans and specifications on the basis of a hypothetical condition that the improvements have been completed, [ ] subject to the following repairs or alterations on the basis of a hypothetical condition that the repairs or alterations have been completed, or [ ] subject to the following required inspection based on the extraordinary assumption that the condition or deficiency does not require alteration or repair: NO LIABILITY IS ASSUMED FOR THE STRUCTURAL OR MECHANICAL ELEMENTS OF THE PROPERTY.

Based on a complete visual inspection of the interior and exterior areas of the subject property, defined scope of work, statement of assumptions and limiting conditions, and appraiser's certification, my (our) opinion of the market value, as defined, of the real property that is the subject of this report is $ 108,000 , as of 12/05/2019 , which is the date of inspection and the effective date of this appraisal.

Uniform Residential Appraisal Report

ADDITIONAL COMMENTS

I HAVE PERFORMED NO SERVICES, AS AN APPRAISER OR IN ANY OTHER CAPACITY, REGARDING THE PROPERTY THAT IS THE SUBJECT OF THIS REPORT WITHIN THE 3 YEAR PERIOD IMMEDIATELY PRECEDING ACCEPTANCE OF THIS ASSIGNMENT.

THE EXPOSURE TIME FOR SUBJECT PROPERTY OF 90-120 DAYS WAS DEVELOPED FROM STATISTICAL SALES INFORMATION DEEMED TO BE SIMILAR TO SUBJECT AND CAPTURED AS MEDIAN DAYS ON MARKET.

LIVING ROOM AND DINING ROOM ARE FUNCTIONING AS BEDROOMS AS THE PHOTOS WILL INDICATE AND THE 3RD B/R IS FUNCTIONING AS A DINING AREA.

THE SUBJECTS PRESENT ZONING CLASSIFICASTION IS CONSISTENT WITH THE CURRENT USE AND SURROUNDING LAND USES. THE SUBJECTS SITE IS TYPICAL IN SIZE, SHAPE AND TOPOGRAPHY FOR RESIDENTIAL DWELLINGS. THEREFORE, THE HIGHEST AND BEST USE FOR VACANT AND IMRPOVE IS RESIDENTIAL.

BATH AND PORCH ADJUSTMENT IS BASED ON PAIRED SALES ANALYSIS.

APPRAISER HAS NO ACCESS TO WARRANTY DEED HOWEVER. APPRAISER PROVIDED A COPY OF PUBLIC RECORDS.

THE 3RD B/R IS FUNCTIONING AS A DINING AREA HOWEVER TO CONVERT BACK TO B/R THERE WOULD BE A COST TO INSTALL A DOOR TO MAKE IT B/R FUNCTIONAL.

SUBJECT'S PRIOR TRANSFER APPEAR TO BE A TRANSFER TO A DIFFERENT PROPERTY MANAGEMENT COMPANY.

COST APPROACH

COST APPROACH TO VALUE (not required by Fannie Mae.)

Provide adequate information for the lender/client to replicate your cost figures and calculations.

Support for the opinion of site value (summary of comparable land sales or other methods for estimating site value) THE ESTIMATED SITE VALUE IS BY EXTRACTION FROM COMPARABLE SALES. THE ESTIMATED SITE VALUE AND RATIO OF SITE TO IMPROVEMENT IS CONSIDERED TYPICAL.

ESTIMATED ☐ REPRODUCTION OR ☐ REPLACEMENT COST NEW	OPINION OF SITE VALUE				=$	21,000
Source of cost data	Dwelling	1,150	Sq. Ft. @ $		=$	0
Quality rating from cost service / Effective date of cost data			Sq. Ft. @ $		=$	0
Comments on Cost Approach (gross living area calculations, depreciation, etc.)						
	Garage/Carport		Sq. Ft. @ $		=$	0
	Total Estimate of Cost-new				=$	0
	Less	Physical 47	Functional 0	External 0		
	Depreciation	0	0	0	=$ (	0)
	Depreciated Cost of Improvements				=$	0
	"As-is" Value of Site Improvements				=$	
Estimated Remaining Economic Life (HUD and VA only) 51 Years	Indicated Value By Cost Approach				=$	

INCOME

INCOME APPROACH TO VALUE (not required by Fannie Mae.)

Estimated Monthly Market Rent $ X Gross Multiplier =$ Indicated Value by Income Approach

Summary of Income Approach (including support for market rent and GRM)

PUD INFORMATION

PROJECT INFORMATION FOR PUDs (if applicable)

Is the developer/builder in control of the Homeowner's Association (HOA)? ☐ Yes ☐ No Unit type(s) ☐ Detached ☐ Attached

Provide the following information for PUDs ONLY if the developer/builder is in control of the HOA and the subject property is an attached dwelling unit.

Legal Name of Project

Total number of phases | Total number of units | Total number of units sold

Total number of units rented | Total number of units for sale | Data source(s)

Was the project created by the conversion of existing building(s) into a PUD? ☐ Yes ☐ No If Yes, date of conversion.

Does the project contain any multi-dwelling units? ☐ Yes ☐ No Data source.

Are the units, common elements, and recreation facilities complete? ☐ Yes ☐ No If No, describe the status of completion.

Are the common elements leased to or by the Homeowner's Association? ☐ Yes ☐ No If Yes, describe the rental terms and options.

Describe common elements and recreational facilities.

Uniform Residential Appraisal Report

This report form is designed to report an appraisal of a one-unit property or a one-unit property with an accessory unit; including a unit in a planned unit development (PUD). This report form is not designed to report an appraisal of a manufactured home or a unit in a condominium or cooperative project.

This appraisal report is subject to the following scope of work, intended use, intended user, definition of market value, statement of assumptions and limiting conditions, and certifications. Modifications, additions, or deletions to the intended use, intended user, definition of market value, or assumptions and limiting conditions are not permitted. The appraiser may expand the scope of work to include any additional research or analysis necessary based on the complexity of this appraisal assignment. Modifications or deletions to the certifications are also not permitted. However, additional certifications that do not constitute material alterations to this appraisal report, such as those required by law or those related to the appraiser's continuing education or membership in an appraisal organization, are permitted.

SCOPE OF WORK: The scope of work for this appraisal is defined by the complexity of this appraisal assignment and the reporting requirements of this appraisal report form, including the following definition of market value, statement of assumptions and limiting conditions, and certifications. The appraiser must, at a minimum: (1) perform a complete visual inspection of the interior and exterior areas of the subject property, (2) inspect the neighborhood, (3) inspect each of the comparable sales from at least the street, (4) research, verify, and analyze data from reliable public and/or private sources, and (5) report his or her analysis, opinions, and conclusions in this appraisal report.

INTENDED USE: The intended use of this appraisal report is for the lender/client to evaluate the property that is the subject of this appraisal for a mortgage finance transaction.

INTENDED USER: The intended user of this appraisal report is the lender/client.

DEFINITION OF MARKET VALUE: The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby: (1) buyer and seller are typically motivated; (2) both parties are well informed or well advised, and each acting in what he or she considers his or her own best interest; (3) a reasonable time is allowed for exposure in the open market; (4) payment is made in terms of cash in U. S. dollars or in terms of financial arrangements comparable thereto; and (5) the price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions* granted by anyone associated with the sale.

*Adjustments to the comparables must be made for special or creative financing or sales concessions. No adjustments are necessary for those costs which are normally paid by sellers as a result of tradition or law in a market area; these costs are readily identifiable since the seller pays these costs in virtually all sales transactions. Special or creative financing adjustments can be made to the comparable property by comparisons to financing terms offered by a third party institutional lender that is not already involved in the property or transaction. Any adjustment should not be calculated on a mechanical dollar for dollar cost of the financing or concession but the dollar amount of any adjustment should approximate the market's reaction to the financing or concessions based on the appraiser's judgment.

STATEMENT OF ASSUMPTIONS AND LIMITING CONDITIONS: The appraiser's certification in this report is subject to the following assumptions and limiting conditions:

1. The appraiser will not be responsible for matters of a legal nature that affect either the property being appraised or the title to it, except for information that he or she became aware of during the research involved in performing this appraisal. The appraiser assumes that the title is good and marketable and will not render any opinions about the title.

2. The appraiser has provided a sketch in this appraisal report to show the approximate dimensions of the improvements. The sketch is included only to assist the reader in visualizing the property and understanding the appraiser's determination of its size.

3. The appraiser has examined the available flood maps that are provided by the Federal Emergency Management Agency (or other data sources) and has noted in this appraisal report whether any portion of the subject site is located in an identified Special Flood Hazard Area. Because the appraiser is not a surveyor, he or she makes no guarantees, express or implied, regarding this determination.

4. The appraiser will not give testimony or appear in court because he or she made an appraisal of the property in question, unless specific arrangements to do so have been made beforehand, or as otherwise required by law.

5. The appraiser has noted in this appraisal report any adverse conditions (such as needed repairs, deterioration, the presence of hazardous wastes, toxic substances, etc.) observed during the inspection of the subject property or that he or she became aware of during the research involved in performing this appraisal. Unless otherwise stated in this appraisal report, the appraiser has no knowledge of any hidden or unapparent physical deficiencies or adverse conditions of the property (such as, but not limited to, needed repairs, deterioration, the presence of hazardous wastes, toxic substances, adverse environmental conditions, etc.) that would make the property less valuable, and has assumed that there are no such conditions and makes no guarantees or warranties, express or implied. The appraiser will not be responsible for any such conditions that do exist or for any engineering or testing that might be required to discover whether such conditions exist. Because the appraiser is not an expert in the field of environmental hazards, this appraisal report must not be considered as an environmental assessment of the property.

6. The appraiser has based his or her appraisal report and valuation conclusion for an appraisal that is subject to satisfactory completion, repairs, or alterations on the assumption that the completion, repairs, or alterations of the subject property will be performed in a professional manner.

Uniform Residential Appraisal Report

APPRAISER'S CERTIFICATION: The Appraiser certifies and agrees that:

1. I have, at a minimum, developed and reported this appraisal in accordance with the scope of work requirements stated in this appraisal report.

2. I performed a complete visual inspection of the interior and exterior areas of the subject property. I reported the condition of the improvements in factual, specific terms. I identified and reported the physical deficiencies that could affect the livability, soundness, or structural integrity of the property.

3. I performed this appraisal in accordance with the requirements of the Uniform Standards of Professional Appraisal Practice that were adopted and promulgated by the Appraisal Standards Board of The Appraisal Foundation and that were in place at the time this appraisal report was prepared.

4. I developed my opinion of the market value of the real property that is the subject of this report based on the sales comparison approach to value. I have adequate comparable market data to develop a reliable sales comparison approach for this appraisal assignment. I further certify that I considered the cost and income approaches to value but did not develop them, unless otherwise indicated in this report.

5. I researched, verified, analyzed, and reported on any current agreement for sale for the subject property, any offering for sale of the subject property in the twelve months prior to the effective date of this appraisal, and the prior sales of the subject property for a minimum of three years prior to the effective date of this appraisal, unless otherwise indicated in this report.

6. I researched, verified, analyzed, and reported on the prior sales of the comparable sales for a minimum of one year prior to the date of sale of the comparable sale, unless otherwise indicated in this report.

7. I selected and used comparable sales that are locationally, physically, and functionally the most similar to the subject property.

8. I have not used comparable sales that were the result of combining a land sale with the contract purchase price of a home that has been built or will be built on the land.

9. I have reported adjustments to the comparable sales that reflect the market's reaction to the differences between the subject property and the comparable sales.

10. I verified, from a disinterested source, all information in this report that was provided by parties who have a financial interest in the sale or financing of the subject property.

11. I have knowledge and experience in appraising this type of property in this market area.

12. I am aware of, and have access to, the necessary and appropriate public and private data sources, such as multiple listing services, tax assessment records, public land records and other such data sources for the area in which the property is located.

13. I obtained the information, estimates, and opinions furnished by other parties and expressed in this appraisal report from reliable sources that I believe to be true and correct.

14. I have taken into consideration the factors that have an impact on value with respect to the subject neighborhood, subject property, and the proximity of the subject property to adverse influences in the development of my opinion of market value. I have noted in this appraisal report any adverse conditions (such as, but not limited to, needed repairs, deterioration, the presence of hazardous wastes, toxic substances, adverse environmental conditions, etc.) observed during the inspection of the subject property or that I became aware of during the research involved in performing this appraisal. I have considered these adverse conditions in my analysis of the property value, and have reported on the effect of the conditions on the value and marketability of the subject property.

15. I have not knowingly withheld any significant information from this appraisal report and, to the best of my knowledge, all statements and information in this appraisal report are true and correct.

16. I stated in this appraisal report my own personal, unbiased, and professional analysis, opinions, and conclusions, which are subject only to the assumptions and limiting conditions in this appraisal report.

17. I have no present or prospective interest in the property that is the subject of this report, and I have no present or prospective personal interest or bias with respect to the participants in the transaction. I did not base, either partially or completely, my analysis and/or opinion of market value in this appraisal report on the race, color, religion, sex, age, marital status, handicap, familial status, or national origin of either the prospective owners or occupants of the subject property or of the present owners or occupants of the properties in the vicinity of the subject property or on any other basis prohibited by law.

18. My employment and/or compensation for performing this appraisal or any future or anticipated appraisals was not conditioned on any agreement or understanding, written or otherwise, that I would report (or present analysis supporting) a predetermined specific value, a predetermined minimum value, a range or direction in value, a value that favors the cause of any party, or the attainment of a specific result or occurrence of a specific subsequent event (such as approval of a pending mortgage loan application).

19. I personally prepared all conclusions and opinions about the real estate that were set forth in this appraisal report. If I relied on significant real property appraisal assistance from any individual or individuals in the performance of this appraisal or the preparation of this appraisal report, I have named such individual(s) and disclosed the specific tasks performed in this appraisal report. I certify that any individual so named is qualified to perform the tasks. I have not authorized anyone to make a change to any item in this appraisal report; therefore, any change made to this appraisal is unauthorized and I will take no responsibility for it.

20. I identified the lender/client in this appraisal report who is the individual, organization, or agent for the organization that ordered and will receive this appraisal report.

Uniform Residential Appraisal Report

21. The lender/client may disclose or distribute this appraisal report to: the borrower; another lender at the request of the borrower; the mortgagee or its successors and assigns; mortgage insurers; government sponsored enterprises; other secondary market participants; data collection or reporting services; professional appraisal organizations; any department, agency, or instrumentality of the United States; and any state, the District of Columbia, or other jurisdictions; without having to obtain the appraiser's or supervisory appraiser's (if applicable) consent. Such consent must be obtained before this appraisal report may be disclosed or distributed to any other party (including, but not limited to, the public through advertising, public relations, news, sales, or other media).

22. I am aware that any disclosure or distribution of this appraisal report by me or the lender/client may be subject to certain laws and regulations. Further, I am also subject to the provisions of the Uniform Standards of Professional Appraisal Practice that pertain to disclosure or distribution by me.

23. The borrower, another lender at the request of the borrower, the mortgagee or its successors and assigns, mortgage insurers, government sponsored enterprises, and other secondary market participants may rely on this appraisal report as part of any mortgage finance transaction that involves any one or more of these parties.

24. If this appraisal report was transmitted as an "electronic record" containing my "electronic signature," as those terms are defined in applicable federal and/or state laws (excluding audio and video recordings), or a facsimile transmission of this appraisal report containing a copy or representation of my signature, the appraisal report shall be as effective, enforceable and valid as if a paper version of this appraisal report were delivered containing my original hand written signature.

25. Any intentional or negligent misrepresentation(s) contained in this appraisal report may result in civil liability and/or criminal penalties including, but not limited to, fine or imprisonment or both under the provisions of Title 18, United States Code, Section 1001, et seq., or similar state laws.

SUPERVISORY APPRAISER'S CERTIFICATION: The Supervisory Appraiser certifies and agrees that:

1. I directly supervised the appraiser for this appraisal assignment, have read the appraisal report, and agree with the appraiser's analysis, opinions, statements, conclusions, and the appraiser's certification.

2. I accept full responsibility for the contents of this appraisal report including, but not limited to, the appraiser's analysis, opinions, statements, conclusions, and the appraiser's certification.

3. The appraiser identified in this appraisal report is either a sub-contractor or an employee of the supervisory appraiser (or the appraisal firm), is qualified to perform this appraisal, and is acceptable to perform this appraisal under the applicable state law.

4. This appraisal report complies with the Uniform Standards of Professional Appraisal Practice that were adopted and promulgated by the Appraisal Standards Board of The Appraisal Foundation and that were in place at the time this appraisal report was prepared.

5. If this appraisal report was transmitted as an "electronic record" containing my "electronic signature," as those terms are defined in applicable federal and/or state laws (excluding audio and video recordings), or a facsimile transmission of this appraisal report containing a copy or representation of my signature, the appraisal report shall be as effective, enforceable and valid as if a paper version of this appraisal report were delivered containing my original hand written signature.

APPRAISER

Signature: Renee Hughes
Name: RENEE HUGHES
Company Name: PROGRESSIVE APPRAISAL SERVICE
Company Address: 2883 Autumn Lake Lane
Decatur, GA 30034
Telephone Number: 404-286-3177
Email Address: RENEEHUGHES@BELLSOUTH.NET
Date of Signature and Report: 12/09/2019
Effective Date of Appraisal: 12/05/2019
State Certification #: CR4853
or State License #
or Other (describe) State #
State: GA
Expiration Date of Certification or License: 10/31/2020

ADDRESS OF PROPERTY APPRAISED
1394 OAKVIEW CIRCLE
FOREST PARK, GA 30297

APPRAISED VALUE OF SUBJECT PROPERTY $ 108,000

LENDER/CLIENT
Name: DART APPRAISAL
Company Name: PINNACLE CREDIT UNION
Company Address: 536 NORTH AVENUE NE
ATLANTA, GA 30308
Email Address

SUPERVISORY APPRAISER (ONLY IF REQUIRED)

Signature
Name
Company Name
Company Address
Telephone Number
Email Address
Date of Signature
State Certification #
or State License #
State
Expiration Date of Certification or License

SUBJECT PROPERTY

- [ ] Did not inspect subject property
- [ ] Did inspect exterior of subject property from street
  Date of Inspection
- [ ] Did inspect interior and exterior of subject property
  Date of Inspection

COMPARABLE SALES

- [ ] Did not inspect exterior of comparable sales from street
- [ ] Did inspect exterior of comparable sales from street
  Date of Inspection

PROGRESSIVE APPRAISAL SERVICE

SUBJECT PHOTO ADDENDUM

File No. FPOAKVW
Case No.

Borrower	LANDA PROPERTIES LLC						
Property Address	1394 OAKVIEW CIRCLE						
City	FOREST PARK	County	CLAYTON	State	GA	Zip Code	30297
Lender/Client	PINNACLE CREDIT UNION	Address	536 NORTH AVENUE NE, ATLANTA, GA 30308				



FRONT OF SUBJECT PROPERTY
1394 OAKVIEW CIRCLE
FOREST PARK, GA 30297



REAR OF SUBJECT PROPERTY



25

STREET SCENE

PROGRESSIVE APPRAISAL SERVICE

SUBJECT PHOTO ADDENDUM

File No. FPOAKVW
Case No.

Borrower	LANDA PROPERTIES LLC						
Property Address	1394 OAKVIEW CIRCLE						
City	FOREST PARK	County	CLAYTON	State	GA	Zip Code	30297
Lender/Client	PINNACLE CREDIT UNION	Address	536 NORTH AVENUE NE, ATLANTA, GA 30308				



LIVING ROOM FUNCTIONS AS B/R



DINING ROOM FUNCTIONS AS B/R



KITCHEN

PROGRESSIVE APPRAISAL SERVICE
SUBJECT PHOTO ADDENDUM

File No. FPOAKVW
Case No.

Borrower	LANDA PROPERTIES LLC
Property Address	1394 OAKVIEW CIRCLE
City	FOREST PARK — County CLAYTON — State GA — Zip Code 30297
Lender/Client	PINNACLE CREDIT UNION — Address 536 NORTH AVENUE NE, ATLANTA, GA 30308



BEDROOM



BEDROOM



B/R FUNCTIONS AS D/A

PROGRESSIVE APPRAISAL SERVICE
SUBJECT PHOTO ADDENDUM

File No. FPOAKVW
Case No.

Borrower	LANDA PROPERTIES LLC
Property Address	1394 OAKVIEW CIRCLE
City	FOREST PARK — County CLAYTON — State GA — Zip Code 30297
Lender/Client	PINNACLE CREDIT UNION — Address 536 NORTH AVENUE NE, ATLANTA, GA 30308



FULL BATH



1/2 BATH



DEN

PROGRESSIVE APPRAISAL SERVICE

SUBJECT PHOTO ADDENDUM

File No. FPOAKVW
Case No.

Borrower	LANDA PROPERTIES LLC
Property Address	1394 OAKVIEW CIRCLE
City	FOREST PARK County CLAYTON State GA Zip Code 30297
Lender/Client	PINNACLE CREDIT UNION Address 536 NORTH AVENUE NE, ATLANTA, GA, 30308



STORAGE-1



STORAGE-2

PROGRESSIVE APPRAISAL SERVICE

COMPARABLES 1-2-3

File No. FPOAKVW
Case No.

Borrower	LANDA PROPERTIES LLC
Property Address	1394 OAKVIEW CIRCLE
City	FOREST PARK County CLAYTON State GA Zip Code 30297
Lender/Client	PINNACLE CREDIT UNION Address 536 NORTH AVENUE NE, ATLANTA, GA, 30308



COMPARABLE SALE # 1
4302 ROB ROY LANE
ELLENWOOD, GA 30294



COMPARABLE SALE # 2
1616 ROCK CUT RD.
ELLENWOOD, GA 30294



COMPARABLE SALE # 3
1356 LORI CT.
CONLEY, GA 30294

PROGRESSIVE APPRAISAL SERVICE

SKETCH ADDENDUM

File No. FPOAKVW
Case No.

Borrower	LANDA PROPERTIES LLC
Property Address	1394 OAKVIEW CIRCLE
City	FOREST PARK County CLAYTON State GA Zip Code 30297
Lender/Client	PINNACLE CREDIT UNION Address 536 NORTH AVENUE NE, ATLANTA, GA, 30308



STORAGE/HS
STORAGE/HS
PORCH
50.0'
KIT
D/A B/R
BATH
1/2 BATH
BEDRM
23.0'
DEN
HALL
23.0'
DINING ROOM/B/R
L/R/BR
BEDRM
50.0'

SKETCH CALCULATIONS	Perimeter	Area
A1 : 50.0 x 23.0 =		1150.0
First Floor		1150.0
Total Living Area		1150.0

PROGRESSIVE APPRAISAL SERVICE

LOCATION MAP ADDENDUM

File No. FPOAKVW
Case No.

Borrower	LANDA PROPERTIES LLC
Property Address	1394 OAKVIEW CIRCLE
City	FOREST PARK County CLAYTON State GA Zip Code 30297
Lender/Client	PINNACLE CREDIT UNION Address 536 NORTH AVENUE NE, ATLANTA, GA, 30308



SOUTH RIVER GARDENS
CONN
Conley
Forest Hills Memorial Gardens
PARKSIDE CROSSING
MT VIEW PLAZA
Subject
Comp 1
Comp 2
Comp 3
WINGATE
WARR ACRES
Forest Park
Forest Pkwy
Lake City
Reynolds Nature Preserve

Requirements - Condition and Quality Ratings Usage

Appraisers must utilize the following standardized condition and quality ratings within the appraisal report.

Condition Ratings and Definitions

C1
The improvements have been recently constructed and have not been previously occupied. The entire structure and all components are new and the dwelling features no physical depreciation.

Note: *Newly constructed improvements that feature recycled or previously used materials and/or components can be considered new dwellings provided that the dwelling is placed on a 100 percent new foundation and the recycled materials and the recycled components have been rehabilitated/remanufactured into like-new condition. Improvements that have not been previously occupied are not considered "new" if they have significant physical depreciation (that is, newly constructed dwellings that have been vacant for an extended period of time without adequate maintenance or upkeep).*

C2
The improvements feature no deferred maintenance, little or no physical depreciation, and require no repairs. Virtually all building components are new or have been recently repaired, refinished, or rehabilitated. All outdated components and finishes have been updated and/or replaced with components that meet current standards. Dwellings in this category are either almost new or have been recently completely renovated and are similar in condition to new construction.

Note: *The improvements represent a relatively new property that is well maintained with no deferred maintenance and little or no physical depreciation, or an older property that has been recently completely renovated.*

C3
The improvements are well maintained and feature limited physical depreciation due to normal wear and tear. Some components, but not every major building component, may be updated or recently rehabilitated. The structure has been well maintained.

Note: *The improvement is in its first-cycle of replacing short-lived building components (appliances, floor coverings, HVAC, etc.) and is being well maintained. It's estimated effective age is less than its actual age. It also may reflect a property in which the majority of short-lived building components have been replaced but not to the level of a complete renovation.*

C4
The improvements feature some minor deferred maintenance and physical deterioration due to normal wear and tear. The dwelling has been adequately maintained and requires only minimal repairs to building components/mechanical systems and cosmetic repairs. All major building components have been adequately maintained and are functionally adequate.

Note: *The estimated effective age may be close to or equal to its actual age. It reflects a property in which some of the short-lived building components have been replaced, and some short-lived building components are at or near the end of their physical life expectancy; however, they still function adequately. Most minor repairs have been addressed on an ongoing basis resulting in an adequately maintained property.*

C5
The improvements feature obvious deferred maintenance and are in need of some significant repairs. Some building components need repairs, rehabilitation, or updating. The functional utility and overall livability are somewhat diminished due to condition, but the dwelling remains useable and functional as a residence.

Note: *Some significant repairs are needed to the improvements due to the lack of adequate maintenance. It reflects a property in which many of its short-lived building components are at the end of or have exceeded their physical life expectancy but remain functional.*

C6
The improvements have substantial damage or deferred maintenance with deficiencies or defects that are severe enough to affect the safety, soundness, or structural integrity of the improvements. The improvements are in need of substantial repairs and rehabilitation, including many or most major components.

Note: *Substantial repairs are needed to the improvements due to the lack of adequate maintenance or property damage. It reflects a property with conditions severe enough to affect the safety, soundness, or structural integrity of the improvements.*

Quality Ratings and Definitions

Q1
Dwellings with this quality rating are usually unique structures that are individually designed by an architect for a specified user. Such residences typically are constructed from detailed architectural plans and specifications and feature an exceptionally high level of workmanship and exceptionally high-grade materials throughout the interior and exterior of the structure. The design features exceptionally high-quality exterior refinements and ornamentation, and exceptionally high-quality interior refinements. The workmanship, materials, and finishes throughout the dwelling are exceptionally high quality.

Q2
Dwellings with this quality rating are often custom designed for construction on an individual property owner's site. However, dwellings in this quality grade are also found in high-quality tract developments featuring residences constructed from individual plans or from highly modified or upgraded plans. The design features detailed, high-quality exterior ornamentation, high-quality interior refinements, and detail. The workmanship, materials, and finishes throughout the dwelling are generally of high or very high quality.

Q3
Dwellings with this quality rating are residences of higher quality built from individual or readily available designer plans in above-standard residential tract developments or on an individual property owner's site. The design includes significant exterior ornamentation and interiors that are well finished. The workmanship exceeds acceptable standards and many materials and finishes throughout the dwelling have been upgraded from "stock" standards.

Q4
Dwellings with this quality rating meet or exceed the requirements of applicable building codes. Standard or modified standard building plans are utilized and the design includes adequate fenestration and some exterior ornamentation and interior refinements. Materials, workmanship, finish, and equipment are of stock or builder grade and may feature some upgrades.

Q5
Dwellings with this quality rating feature economy of construction and basic functionality as main considerations. Such dwellings feature a plain design using readily available or basic floor plans featuring minimal fenestration and basic finishes with minimal exterior ornamentation and limited interior detail. These dwellings meet minimum building codes and are constructed with inexpensive, stock materials with limited refinements and upgrades.

Q6
Dwellings with this quality rating are of basic quality and lower cost; some may not be suitable for year-round occupancy. Such dwellings are often built with simple plans or without plans, often utilizing the lowest quality building materials. Such dwellings are often built or expanded by persons who are professionally unskilled or possess only minimal construction skills. Electrical, plumbing, and other mechanical systems and equipment may be minimal or non-existent. Older dwellings may feature one or more substandard or non-conforming additions to the original structure.

Requirements - Definitions of Not Updated, Updated and Remodeled

Not Updated

Little or no updating or modernization. This description includes, but is not limited to, new homes.

Residential properties of fifteen years of age or less often reflect an original condition with no updating, if no major components have been replaced or updated. Those over fifteen years of age are also considered not updated if the appliances, fixtures, and finishes are predominantly dated. An area that is 'Not Updated' may still be well maintained and fully functional, and this rating does not necessarily imply deferred maintenance or physical/functional deterioration.

Updated

The area of the home has been modified to meet current market expectations. These modifications are limited in terms of both scope and cost.

An updated area of the home should have an improved look and feel, or functional utility. Changes that constitute updates include refurbishment and/or replacing components to meet existing market expectations. Updates do not include significant alterations to the existing structure.

Remodeled

Significant finish and/or structural changes have been made that increase utility and appeal through complete replacement and/or expansion.

A remodeled area reflects fundamental changes that include multiple alterations. These alterations may include some or all of the following: replacement of a major component (cabinet(s), bathtub, or bathroom tile), relocation of plumbing/gas fixtures/appliances, significant structural alterations (relocating walls, and/or the addition of square footage). This would include a complete gutting and rebuild.

Explanation of Bathroom Count

Three-quarter baths are counted as a full bath in all cases. Quarter baths (baths that feature only a toilet) are not included in the bathroom count. The number of full and half baths is reported by separating the two values using a period, where the full bath count is represented to the left of the period and the half bath count is represented to the right of the period.

Example:
3.2 indicates three full baths and two half baths.

UNIFORM APPRAISAL DATASET (UAD)
Property Description Abbreviations Used in This Report

File No. FPOAKVW
Case No.

Abbreviation	Full Name	May Appear in These Fields
A	Adverse	Location & View
ac	Acres	Area, Site
AdjPrk	Adjacent to Park	Location
AdjPwr	Adjacent to Power Lines	Location
ArmLth	Arms Length Sale	Sales or Financing Concessions
AT	Attached Structure	Design (Style)
B	Beneficial	Location & View
ba	Bathroom(s)	Basement & Finished Rooms Below Grade
br	Bedroom	Basement & Finished Rooms Below Grade
BsyRd	Busy Road	Location
c	Contracted Date	Date of Sale/Time
Cash	Cash	Sale or Financing Concessions
Comm	Commercial Influence	Location
Conv	Conventional	Sale or Financing Concessions
cp	Carport	Garage/Carport
CrtOrd	Court Ordered Sale	Sale or Financing Concessions
CtySky	City View Skyline View	View
CtyStr	City Street View	View
cv	Covered	Garage/Carport
DOM	Days On Market	Data Sources
DT	Detached Structure	Design (Style)
dw	Driveway	Garage/Carport
e	Expiration Date	Date of Sale/Time
Estate	Estate Sale	Sale or Financing Concessions
FHA	Federal Housing Administration	Sale or Financing Concessions
g	Garage	Garage/Carport
ga	Attached Garage	Garage/Carport
gbi	Built-In Garages	Garage/Carport
gd	Detached Garage	Garage/Carport
GlfCse	Golf Course	Location
Glfvw	Golf Course View	View
GR	Garden	Design (Style)
HR	High Rise	Design (Style)
in	Interior Only Stairs	Basement & Finished Rooms Below Grade
Ind	Industrial	Location & View
Listing	Listing	Sales or Financing Concessions
Lndfl	Landfill	Location
LtdSght	Limited Sight	View
MR	Mid Rise	Design (Style)
Mtn	Mountain View	View
N	Neutral	Location & View
NonArm	Non-Arms Length Sale	Sale or Financing Concessions
o	Other	Basement & Finished Rooms Below Grade
O	Other	Design (Style)
op	Open	Garage/Carport
Prk	Park View	View
Pstrl	Pastoral View	View
PubTrn	Public Transportation	Location
PwrLn	Power Lines	View
Relo	Relocation Sale	Sale or Financing Concessions
REO	REO Sale	Sale or Financing Concessions
Res	Residential	Location & View
RH	USDA - Rural Housing	Sale or Financing Concessions
rr	Recreational (Rec) Room	Basement & Finished Rooms Below Grade
RT	Row or Townhouse	Design (Style)
s	Settlement Date	Date of Sale/Time
SD	Semi-detached Structure	Design (Style)
Short	Short Sale	Sale or Financing Concessions
sf	Square Feet	Area, Site, Basement
sqm	Square Meters	Area, Site
Unk	Unknown	Date of Sale/Time
VA	Veterans Administration	Sale or Financing Concessions
w	Withdrawn Date	Date of Sale/Time
wo	Walk Out Basement	Basement & Finished Rooms Below Grade
Woods	Woods View	View
Wtr	Water View	View
WtrFr	Water Frontage	Location
wu	Walk Up Basement	Basement & Finished Rooms Below Grade

File No. FPOAKVW
Case No.

HDI

REAL ESTATE SERVICES ERRORS AND OMISSIONS INSURANCE

PART 1.

DECLARATIONS PAGE

1. **Named Insured** / Address: Policy Number: HGI-1013689-01
Individual Licensee : Renee Hughes
2883 Autumn Lake Lane
Decatur ,GA 30034

2. **Policy Period:** 02-05-2019 to 02-05-2020 (12:01 AM at address #1)

3. **Retroactive Date:** See Insured Services section. Retroactive date is bound to each insured service separately.

4. **Insured Services:**

Insured Service Name	Prior Acts Type	Retroactive Date
Appraisal of 1-4 unit residential properties.	Match Priors	

5. Limit of Liability:
a. Each **Wrongful Act** $1,000,000
b. Aggregate $1,000,000
c. Discrimination To Aggregate Limit
d. Lockbox To Aggregate Limit
e. Contingent Liability $100,000

6. Retention: $2,500

7. Premium: $129

8. Forms and Endorsements:

Endorsements	Form Number
Commercial Lines Policy Jacket	HDI E&O Jacket (0717)
Professional Liability Application	HDI-3006 (0717)
Real Estate Services Errors & Omissions Liability Insurance Policy	HDI-EO1009 (0717)
Georgia Changes	HDI-0404 (0717)
Seller's Protection Plan Coverage Endorsement	HDI-0336 GA (0717)
Contingent Liability Coverage - $100,000	HDI-0311 GA (0717)
Agent Owned Property	HDI-2003 (0717)
Additional Insured Endorsement	HDI-0306 (0717)
Defense Costs Outside Limit of Liability	HDI-0312 (0717)
Broad Form Real Estate Services	HDI-0342 (0717)
Retention Reduction - Risk Management Practices	HDI-2008 (0717)
First Dollar Defense Coverage	HDI-0315 (0717)

STATE OF GEORGIA
REAL ESTATE APPRAISERS BOARD

RENEE DENISE HUGHES

4853

IS AUTHORIZED TO TRANSACT BUSINESS IN GEORGIA AS A

CERTIFIED RESIDENTIAL REAL PROPERTY APPRAISER

THE PRIVILEGE AND RESPONSIBILITIES OF THIS APPRAISER CLASSIFICATION SHALL CONTINUE IN EFFECT AS LONG AS THE APPRAISER PAYS REQUIRED APPRAISER FEES AND COMPLIES WITH ALL OTHER REQUIREMENTS OF THE OFFICIAL CODE OF GEORGIA ANNOTATED, CHAPTER 43-39-A. THE APPRAISER IS SOLELY RESPONSIBLE FOR THE PAYMENT OF ALL FEES ON A TIMELY BASIS.

D. SCOTT MURPHY
Chairperson

JEFF A. LAWSON
Vice Chairperson

JEANMARIE HOLMES
WILLIAM A. MURRAY
KEITH STONE

Real Property Records Search

Clayton County Property Card For Year 2019

2172 STOCKBRIDGE LLC
980 OLD ROSWELL LAKES PKWY
ROSWELL, GA 30076

PARCEL ID . . 12240B 8020
LOCATION . . 1394 OAKVIEW CIR

LEGAL DESC — DISTRICT 6 — COUNTY - FIRE
LOT 7 & 8
BLOCK C — NBRHOOD 40451 WAVERLY OAKVIEW SARGENT

DESCRIPTION OAKVIEW HOMES - ALL UTILITIES
DESCRIPTION PAVED ROAD
ROAD FRONT 116.0

PLAT BOOK/PAGE . . . 5 51

SALES HISTORY

DEED BOOK	PAGE	SALE DATE	SALES INSTRUMENT	DISQUALIFIED	SALE AMT	DEED NAME
11219	602	12/19/17	WARRANTY DEED	QUALIFIED	55,000	2172 STOCKBRIDGE LLC
11208	198	11/22/17	EXEC/ESTATE DEE	RELATED		LOWE JENNIFER LYNN & JEFFREY H
0861	805	1/01/77	WARRANTY DEED	.		LOWE MILDRED D

LAND SEGMENTS

LND#	ZONE	LAND TYPE/CODE	LAND QTY
1	RS110	LT 1	1.000

MAP ACRES . . .000

DEED
Recorded 11/22/2019 1:20 PI
Jacquline D Wills
Clerk of Superior Court
Clayton County, GA
Book 11719 Page 96
Participant IDs: 1904751361
7067927936

Record and Return to:
LAIRD AND ASSOCIATES, P.C.
834 INMAN VILLAGE PKWY SUITE 130
ATLANTA, GA 30307
2019-53580/LANDA PROPERTIES, LLC

Parcel ID: 12240 BB020

LIMITED WARRANTY DEED

STATE OF **GEORGIA**
COUNTY OF **FULTON**

THIS INDENTURE, Made the **18th day of November, 2019,** between

2172 STOCKBRIDGE, LLC, A GEORGIA LIMITED LIABILITY COMPANY

of the County of CLAYTON, State of Georgia, as party or parties of the first part, hereinafter called Grantor, and

LANDA 1394 OAKVIEW CIRCLE SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LIMITED LIABILITY COMPANY

as party or parties of the second part, hereinafter called Grantee (the words "Grantor" and "Grantee" to include their respective heirs, successors and assigns where the context requires or permits).

WITNESSETH that: Grantor for and in consideration of the sum of TEN AND 00/100 ($10.00) DOLLARS in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto the said Grantee,

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 240 OF THE 12TH DISTRICT OF CLAYTON COUNTY, GEORGIA, AND BEING KNOWN AS LOTS 7 AND 8, BLOCK "C" ACCORDING TO PLAT OF OAK VIEW HOMES SUBDIVISION, RECORDED IN PLAT BOOK 5, PAGE 51, CLAYTON COUNTY, GEORGIA RECORDS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT LOCATED ON THE EAST SIDE OF OAK VIEW DRIVE, 494 FEET NORTH OF THE NORTHEASTERLY INTERSECTION OF OAK VIEW DRIVE AND ROCK CUT ROAD, IF BOTH SAID STREETS WERE EXTENDED TO FORM AN ANGLE INSTEAD OF A CURVE; EXTENDING THENCE NORTH AND NORTHEASTERLY, AS MEASURED ALONG THE EAST AND SOUTHEASTERLY SIDE OF OAK VIEW DRIVE AND FOLLOWING THE CURVATURE THEREOF A DISTANCE OF 199.9 FEET TO A POINT; EXTENDING THENCE SOUTHEASTERLY, 226.2 FEET TO A POINT; THENCE SOUTH, 20 FEET TO A POINT; THENCE WESTERLY, 260.2 FEET TO THE EAST SIDE OF OAK VIEW DRIVE AND THE POINT OF BEGINNING AND BEING IPROVED PROPERTY KNOWN AS NO. 1394 OAK VIEW DRIVE, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN CLAYTON COUNTY, GEORGIA.

SUBJECT TO ANY RIGHT OF WAY DEEDS OR OTHER EASEMENTS OF RECORD.

PARCEL ID: 12240B-B020

SUBJECT to restrictive covenants and general utility easements of record.

TO HAVE AND TO HOLD the said tract or parcel of land, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoof of the said Grantee forever in FEE SIMPLE.

AND THE SAID Grantor will warrant and forever defend the right and title to the above described property unto the said Grantee against the claims of all persons owning, holding or claiming by, through or under the said Grantor.

IN WITNESS WHEREOF, the Grantor has signed and sealed this deed, the day and year above written.

Signed, sealed and delivered in presence of:

TITLE CERTIFICATE AFFIDAVIT

The undersigned, a Georgia limited liability company, hereby certifies to INVESTORS TITLE INSURANCE COMPANY (the "**Insurer**") the following:

1. The undersigned is the owner ("**Owner**") in fee simple title to the following described property (the "**Property**"):

   ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 240 OF THE 12TH DISTRICT OF CLAYTON COUNTY, GEORGIA, AND BEING KNOWN AS LOTS 7 AND 8, BLOCK "C" ACCORDING TO PLAT OF OAK VIEW HOMES SUBDIVISION, RECORDED IN PLAT BOOK 5, PAGE 51, CLAYTON COUNTY, GEORGIA RECORDS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

   BEGINNING AT A POINT LOCATED ON THE EAST SIDE OF OAK VIEW DRIVE, 494 FEET NORTH OF THE NORTHEASTERLY INTERSECTION OF OAK VIEW DRIVE AND ROCK CUT ROAD, IF BOTH SAID STREETS WERE EXTENDED TO FORM AN ANGLE INSTEAD OF A CURVE; EXTENDING THENCE NORTH AND NORTHEASTERLY, AS MEASURED ALONG THE EAST AND SOUTHEASTERLY SIDE OF OAK VIEW DRIVE AND FOLLOWING THE CURVATURE THEREOF A DISTANCE OF 199.9 FEET TO A POINT; EXTENDING THENCE SOUTHEASTERLY, 226.2 FEET TO A POINT; THENCE SOUTH, 20 FEET TO A POINT; THENCE WESTERLY, 260.2 FEET TO THE EAST SIDE OF OAK VIEW DRIVE AND THE POINT OF BEGINNING AND BEING IPROVED PROPERTY KNOWN AS NO. 1394 OAK VIEW DRIVE, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN CLAYTON COUNTY, GEORGIA.

   PARCEL ID: 12240B-B020

2. The only tenant(s) of the undersigned are tenant(s) under the lease (the "**Lease**") set forth on the Assignment and Assumption of Leases and Security Deposits executed simultaneously herewith. None of the Leases under which such tenants are occupying space contain any options to purchase or rights of first refusal covering all or any portion of the fee interest in said land or the buildings thereon.

3. During the period of 95 days immediately preceding the date of this affidavit no improvements or alterations have been made (other than minor repairs) to the Property by or on behalf of Owner that have not been paid for and that no claims against Owner of laborers or materialmen remain unpaid for work performed by or on behalf of Owner and that no material incorporated into the Property by Owner is subject to a security interest.

4. No proceedings in bankruptcy or receivership have been instituted by or against Owner which are now pending, nor has the Owner made any assignment for the benefit of creditors which is in effect as to the Property.

5. Owner agrees not to cause any lien or encumbrance to be filed against the Property between the date hereof and the date the documents creating the interest being insured pursuant to the Title Commitment have been filed of record, and to Owner's knowledge, Owner has not caused any lien or encumbrance to be filed against the property between as of the date hereof.

6. This affidavit is made for the purpose of inducing Insurer to issue its title policy insuring the Property and/or the insured mortgage.

Dated this 18th day of NOVEMBER, 2019.

2172 STOCKBRIDGE, LLC,
a Georgia limited liability company

By: [signature]
Name: Brian Blake
Title: MANAGING MEMBER

Notary Public [signature]
My Commission Expires: 9-18-21

SHELLEY COLE
NOTARY PUBLIC
MY COMMISSION EXPIRES SEPTEMBER 18, 2021
FULTON COUNTY, GEORGIA

EXHIBIT C

1394 OAK VIEW CIRCLE, FOREST PARK, GA REPAIR LIST

1. Re-secure loose gutters.
2. Repair broken tile/concrete deck in rear yard.
3. Repair/replace MBR bath ventilation fan.
4. Clear/Clean mold/fungi in MBR Bath resulting from broken ventilation fan.
5. Secure loose toilets to floor.

[signature]

ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS

THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS (this "Assignment") is made this 18TH day of NOVEMBER, 2019 (the "Effective Date"), by and between 2172 STOCKBRIDGE, LLC a Georgia limited liability company ("Assignor"), and LANDA 1394 OAKVIEW CIRCLE SERIES, A SERIES OF LANDA PROPERTIES, LLC, a Delaware limited liability company ("Assignee").

WITNESSETH

A. Assignor and Assignee predecessor in interest, entered into that certain Real Estate Purchase and Sale Agreement dated as of SEPTEMBER 19, 2019 (as amended from time to time, the "Agreement") with respect to the sale of the real property described on Exhibit A attached hereto (the "Property").

B. Under the Agreement, Assignor is obligated to assign to Assignee any and all of its right, title and interest in and to the "Leases" and "Security Deposits" (as those terms are defined in the Agreement) identified on Exhibit B attached hereto and incorporated herein (collectively, the "Leases").

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee as of the Effective Date all of Assignor's right, title and interest in and to the Leases.

1. Assignee hereby accepts such Assignment and agrees to be bound by all of the terms and provisions of the Leases, and assumes any and all liabilities and agrees to perform, pay and discharge in full when due all of Assignor's liabilities and obligations associated with, or related to the performance by Assignor of any of the terms, covenants and conditions imposed upon Assignor under the Leases, solely to the extent arising from and after the Effective Date.

2. Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any and all claims, demands, losses, damages, expenses and costs (including reasonable attorneys' fees and costs) arising as a result of any act or omission of Assignor during Assignor's period of ownership of the Property.

3. Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any and all claims, demands, losses, damages, expenses and costs (including reasonable attorneys' fees and costs) arising as a result of any act or omission of Assignee during Assignee's period of ownership of the Property.

4. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

5. This Assignment is made without warranty or representation by the Assignor, except as otherwise set forth in the Agreement.

6. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.

7. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of Georgia.

8. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, together, shall constitute one and the same agreement.

[This Space Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first above written.

ASSIGNOR: 2172 STOCKBRIDGE, LLC,
a GEORGIA limited liability company

By: [signature]
Name: BRIAN GLICK
Title: MEMBER/MANAGER

ASSIGNEE: LANDA 1394 OAKVIEW CIRCLE SERIES, A SERIES OF LANDA PROPERTIES, LLC,
a Delaware limited liability company

By: Yishai Cohen
Name: Yishai Cohen
Title: Director

EXHIBIT A

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 240 OF THE 12TH DISTRICT OF CLAYTON COUNTY, GEORGIA, AND BEING KNOWN AS LOTS 7 AND 8, BLOCK "C" ACCORDING TO PLAT OF OAK VIEW HOMES SUBDIVISION, RECORDED IN PLAT BOOK 5, PAGE 51, CLAYTON COUNTY, GEORGIA RECORDS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT LOCATED ON THE EAST SIDE OF OAK VIEW DRIVE, 494 FEET NORTH OF THE NORTHEASTERLY INTERSECTION OF OAK VIEW DRIVE AND ROCK CUT ROAD, IF BOTH SAID STREETS WERE EXTENDED TO FORM AN ANGLE INSTEAD OF A CURVE; EXTENDING THENCE NORTH AND NORTHEASTERLY, AS MEASURED ALONG THE EAST AND SOUTHEASTERLY SIDE OF OAK VIEW DRIVE AND FOLLOWING THE CURVATURE THEREOF A DISTANCE OF 199.9 FEET TO A POINT; EXTENDING THENCE SOUTHEASTERLY, 226.2 FEET TO A POINT; THENCE SOUTH, 20 FEET TO A POINT; THENCE WESTERLY, 260.2 FEET TO THE EAST SIDE OF OAK VIEW DRIVE AND THE POINT OF BEGINNING AND BEING IPROVED PROPERTY KNOWN AS NO. 1394 OAK VIEW DRIVE, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN CLAYTON COUNTY, GEORGIA.

PARCEL ID: 12240B-B020

EXHIBIT B

Lease for Residential Property dated as of December 22, 2017 by and between 2172 Stockbridge, LLC, as landlord, and Diane Donaldson, as tenant, with respect to the property known as 1394 Oakview Circle, Forest Park, GA, as amended by that certain Amendment to Lease Agreement Amendment #1 dated December 18, 2018.

Record and Return to:
LAIRD AND ASSOCIATES, P.C.
834 INMAN VILLAGE PKWY SUITE 130
ATLANTA, GA 30307
2019-53580/LANDA PROPERTIES, LLC

LIMITED WARRANTY DEED

STATE OF **GEORGIA**
COUNTY OF **FULTON**

THIS INDENTURE, Made the **18th day of November, 2019,** between

2172 STOCKBRIDGE, LLC, A GEORGIA LIMITED LIABILITY COMPANY

of the County of CLAYTON, State of Georgia, as party or parties of the first part, hereinafter called Grantor, and

LANDA 1394 OAKVIEW CIRCLE SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LIMITED LIABILITY COMPANY

as party or parties of the second part, hereinafter called Grantee (the words "Grantor" and "Grantee" to include their respective heirs, successors and assigns where the context requires or permits).

WITNESSETH that: Grantor for and in consideration of the sum of TEN AND 00/100 ($10.00) DOLLARS in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto the said Grantee,

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 240 OF THE 12TH DISTRICT OF CLAYTON COUNTY, GEORGIA, AND BEING KNOWN AS LOTS 7 AND 8, BLOCK "C" ACCORDING TO PLAT OF OAK VIEW HOMES SUBDIVISION, RECORDED IN PLAT BOOK 5, PAGE 51, CLAYTON COUNTY, GEORGIA RECORDS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT LOCATED ON THE EAST SIDE OF OAK VIEW DRIVE, 494 FEET NORTH OF THE NORTHEASTERLY INTERSECTION OF OAK VIEW DRIVE AND ROCK CUT ROAD, IF BOTH SAID STREETS WERE EXTENDED TO FORM AN ANGLE INSTEAD OF A CURVE; EXTENDING THENCE NORTH AND NORTHEASTERLY, AS MEASURED ALONG THE EAST AND SOUTHEASTERLY SIDE OF OAK VIEW DRIVE AND FOLLOWING THE CURVATURE THEREOF A DISTANCE OF 199.9 FEET TO A POINT; EXTENDING THENCE SOUTHEASTERLY, 226.2 FEET TO A POINT; THENCE SOUTH, 20 FEET TO A POINT; THENCE WESTERLY, 260.2 FEET TO THE EAST SIDE OF OAK VIEW DRIVE AND THE POINT OF BEGINNING AND BEING IPROVED PROPERTY KNOWN AS NO. 1394 OAK VIEW DRIVE, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN CLAYTON COUNTY, GEORGIA.

SUBJECT TO ANY RIGHT OF WAY DEEDS OR OTHER EASEMENTS OF RECORD.

PARCEL ID: 12240B-B020

SUBJECT to restrictive covenants and general utility easements of record.

TO HAVE AND TO HOLD the said tract or parcel of land, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoof of the said Grantee forever in FEE SIMPLE.

AND THE SAID Grantor will warrant and forever defend the right and title to the above described property unto the said Grantee against the claims of all persons owning, holding or claiming by, through or under the said Grantor.

IN WITNESS WHEREOF, the Grantor has signed and sealed this deed, the day and year above written.

Signed, sealed and delivered in presence of:

____
Unofficial Witness

____
Notary Public
My Commission Expires: 9-18-21

SHELLEY COLE
NOTARY PUBLIC
MY COMMISSION EXPIRES SEPTEMBER 18, 2021
FULTON COUNTY, GEORGIA

2172 STOCKBRIDGE, LLC

BY: _______________________ [SEAL]
BRIAN GLICK, MEMBER/MANAGER

_______________________ [SEAL]

EXHIBIT C

1394 OAK VIEW CIRCLE, FOREST PARK, GA REPAIR LIST

1. Re-secure loose gutters.
2. Repair broken tile/concrete deck in rear yard.
3. Repair/replace MBR bath ventilation fan.
4. Clear/Clean mold/fungi in MBR Bath resulting from broken ventilation fan.
5. Secure loose toilets to floor.

ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS

THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS (this "Assignment") is made this 18TH day of NOVEMBER, 2019 (the "Effective Date"), by and between 2172 STOCKBRIDGE, LLC a Georgia limited liability company ("Assignor"), and LANDA 1394 OAKVIEW CIRCLE SERIES, A SERIES OF LANDA PROPERTIES, LLC, a Delaware limited liability company ("Assignee").

WITNESSETH

A. Assignor and Assignee predecessor in interest, entered into that certain Real Estate Purchase and Sale Agreement dated as of SEPTEMBER 19, 2019 (as amended from time to time, the "Agreement") with respect to the sale of the real property described on Exhibit A attached hereto (the "Property").

B. Under the Agreement, Assignor is obligated to assign to Assignee any and all of its right, title and interest in and to the "Leases" and "Security Deposits" (as those terms are defined in the Agreement) identified on Exhibit B attached hereto and incorporated herein (collectively, the "Leases").

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee as of the Effective Date all of Assignor's right, title and interest in and to the Leases.

1. Assignee hereby accepts such Assignment and agrees to be bound by all of the terms and provisions of the Leases, and assumes any and all liabilities and agrees to perform, pay and discharge in full when due all of Assignor's liabilities and obligations associated with, or related to the performance by Assignor of any of the terms, covenants and conditions imposed upon Assignor under the Leases, solely to the extent arising from and after the Effective Date.

2. Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any and all claims, demands, losses, damages, expenses and costs (including reasonable attorneys' fees and costs) arising as a result of any act or omission of Assignor during Assignor's period of ownership of the Property.

3. Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any and all claims, demands, losses, damages, expenses and costs (including reasonable attorneys' fees and costs) arising as a result of any act or omission of Assignee during Assignee's period of ownership of the Property.

4. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

5. This Assignment is made without warranty or representation by the Assignor, except as otherwise set forth in the Agreement.

6. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.

7. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of Georgia.

8. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, together, shall constitute one and the same agreement.

[This Space Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first above written.

ASSIGNOR:

2172 STOCKBRIDGE, LLC,
a GEORGIA limited liability company

By: ______________________
Name: BRIAN GLICK
Title: MEMBER/MANAGER

ASSIGNEE:

LANDA 1394 OAKVIEW CIRCLE SERIES, A SERIES OF LANDA PROPERTIES, LLC,
a Delaware limited liability company

By: ______________________
Name: ______________________
Title: ______________________

EXHIBIT A

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 240 OF THE 12TH DISTRICT OF CLAYTON COUNTY, GEORGIA, AND BEING KNOWN AS LOTS 7 AND 8, BLOCK "C" ACCORDING TO PLAT OF OAK VIEW HOMES SUBDIVISION, RECORDED IN PLAT BOOK 5, PAGE 51, CLAYTON COUNTY, GEORGIA RECORDS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT LOCATED ON THE EAST SIDE OF OAK VIEW DRIVE, 494 FEET NORTH OF THE NORTHEASTERLY INTERSECTION OF OAK VIEW DRIVE AND ROCK CUT ROAD, IF BOTH SAID STREETS WERE EXTENDED TO FORM AN ANGLE INSTEAD OF A CURVE; EXTENDING THENCE NORTH AND NORTHEASTERLY, AS MEASURED ALONG THE EAST AND SOUTHEASTERLY SIDE OF OAK VIEW DRIVE AND FOLLOWING THE CURVATURE THEREOF A DISTANCE OF 199.9 FEET TO A POINT; EXTENDING THENCE SOUTHEASTERLY, 226.2 FEET TO A POINT; THENCE SOUTH, 20 FEET TO A POINT; THENCE WESTERLY, 260.2 FEET TO THE EAST SIDE OF OAK VIEW DRIVE AND THE POINT OF BEGINNING AND BEING IPROVED PROPERTY KNOWN AS NO. 1394 OAK VIEW DRIVE, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN CLAYTON COUNTY, GEORGIA.

PARCEL ID: 12240B-B020

EXHIBIT B

Lease for Residential Property dated as of December 22, 2017 by and between 2172 Stockbridge, LLC, as landlord, and Diane Donaldson, as tenant, with respect to the property known as 1394 Oakview Circle, Forest Park, GA, as amended by that certain Amendment to Lease Agreement Amendment #1 dated December 18, 2018.

OMB Approval No. 2502-0265

A. Settlement Statement (HUD-1)

B. Type of Loan	6. File Number:	7. Loan Number:	8. Mortgage Insurance Case Number:
1. ☐ FHA 2. ☐ RHS 3. ☐ Conv. Unins. 4. ☐ VA 5. ☐ Conv. Ins.	2019-53588		

C. Note: *This form is furnished to give you a statement of actual settlement costs. Amounts paid to and by the settlement agent are shown. Items marked "(p.o.c.)" were paid outside the closing; they are shown here for informational purposes and are not included in the totals.*

D. Name and Address of Borrower:	E. Name and Address of Seller:	F. Name and Address of Lender:
LANDA 1394 OAKVIEW CIRCLE SERIES, A SERIES (LANDA PROPERTIES, LLC, A DELAWARE LLC 8 STEPHENSON AVENUE SAVANNAH, GA 31405	2172 STOCKBRIDGE, LLC 834 INMAN VILLAGE PARKWAY NE, SUITE 130 ATLANTA, GA 30307	

G. Property Location:	H. Settlement Agent:	I. Settlement Date:
1394 OAKVIEW CIRCLE FOREST PARK, GA 30297 CLAYTON County, Georgia	LAIRD AND ASSOCIATES, P.C. 834 INMAN VILLAGE PKWY SUITE 130 ATLANTA, GA 30307 Ph. (404)885-9430 Place of Settlement: 834 INMAN VILLAGE PKWY SUITE 130 ATLANTA, GA 30307	November 18, 2019

J. Summary of Borrower's transaction	
100. Gross Amount Due from Borrower	
101. Contract sales price	72,448.00
102. Personal property	
103. Settlement Charges to Borrower (Line 1400)	1,145.00
104.	
105.	
Adjustments for items paid by Seller in advance	
106. City/Town Taxes to	
107. County Taxes 11/19/19 to 01/01/20	101.04
108. Assessments to	
109.	
110.	
111.	
112.	
120. Gross Amount Due from Borrower	73,694.04
200. Amounts Paid by or in Behalf of Borrower	
201. Deposit or earnest money	
202. Principal amount of new loan(s)	
203. Existing loan(s) taken subject to	
204.	
205.	
206.	
207.	
208.	
209.	
Adjustments for items unpaid by Seller	
210. City/Town Taxes to	
211. County Taxes to	
212. Assessments to	
213. NOVEMBER RENT 11/18/19 to 12/01/19	335.83
214.	
215.	
216.	
217.	
218.	
219.	
220. Total Paid by/for Borrower	335.83
300. Cash at Settlement from/to Borrower	
301. Gross amount due from Borrower (line 120)	73,694.04
302. Less amount paid by/for Borrower (line 220)	(335.83)
303. Cash ☒ From ☐ To Borrower	73,358.21

K. Summary of Seller's transaction	
400. Gross Amount Due to Seller	
401. Contract sales price	72,448.00
402. Personal property	
403.	
404.	
405.	
Adjustments for items paid by Seller in advance	
406. City/Town Taxes to	
407. County Taxes to	
408. Assessments to	
409.	
410.	
411.	
412.	
420. Gross Amount Due to Seller	72,448.00
500. Reductions in Amount Due Seller	
501. Excess deposit (see instructions)	
502. Settlement charges to Seller (Line 1400)	
503. Existing loan(s) taken subject to	
504. Payoff First Mortgage	
505. Payoff Second Mortgage	
506.	
507.	
508.	
509.	
Adjustments for items unpaid by Seller	
510. City/Town Taxes to	
511. County Taxes 01/01/19 to 11/19/19	756.60
512. Assessments to	
513. NOVEMBER RENT 11/18/19 to 12/01/19	335.83
514.	
515.	
516.	
517.	
518.	
519. WIRE PROCEEDS: L&A	20.00
520. Total Reduction Amount Due Seller	1,112.43
600. Cash at settlement to/from Seller	
601. Gross amount due to Seller (line 420)	72,448.00
602. Less reductions due Seller (line 520)	(1,112.43)
603. Cash ☒ To ☐ From Seller	71,335.57

* Paid outside of closing by borrower(B), seller(S), lender(L), or third party(T)

L. Settlement Charges	Paid From Borrower's Funds at Settlement	Paid From Seller's Funds at Settlement
700. Total Real Estate Broker Fees		
Division of commission (line 700) as follows:		
701. $ to		
702. $ to		
703. Commission paid at settlement		
704.		
800. Items Payable in Connection with Loan		
801. Our origination charge $ (from GFE #1)		
802. Your credit or charge (points) for the specific interest rate chosen $ (from GFE #2)		
803. Your adjusted origination charges (from GFE #A)	0.00	
804. Appraisal fee to (from GFE #3)		
805. Credit Report to (from GFE #3)		
806. Tax service to (from GFE #3)		
807. Flood certification to (from GFE #3)		
808. (from GFE #3)		
809. (from GFE #3)		
810. (from GFE #3)		
811. (from GFE #3)		
900. Items Required by Lender to Be Paid in Advance		
901. Daily interest charges from to @ $/day (from GFE #10)		
902. MIP Tot Ins. for Life of Loan months to (from GFE #3)		
903. Homeowner's Insurance for years to (from GFE #11)		
904. (from GFE #11)		
905. (from GFE #11)		
1000. Reserves Deposited with Lender		
1001. Initial deposit for your escrow account (from GFE #9)		
1002. Homeowner's insurance months @ $ per month $		
1003. Mortgage insurance months @ $ per month $		
1004. Property taxes $		
1005. $		
1006. months @ $ per month $		
1007. months @ $ per month $		
1008. $		
1009. $		
1100. Title Charges		
1101. Title Services and Lender's Title Insurance (from GFE #4)	557.50	
1102. Settlement or closing fee $		
1103. Owner's title insurance to INVESTORS TITLE (from GFE #5)	500.00	
1104. Lender's title insurance to INVESTORS TITLE $		
1105. Lender's title policy limit $		
1106. Owner's title policy limit $ 72,448.00		
1107. Agent's portion of the total title insurance premium to LAIRD AND ASSOCIATES, P.C. $ 380.00		
1108. Underwriter's portion of the total title insurance premium to INVESTORS TITLE $ 150.00		
1109. $		
1110. $		
1111. $		
1112. $		
1113. $		
1200. Government Recording and Transfer Charges		
1201. Government recording charges to CLERK OF SUPERIOR COURT (from GFE #7)	15.00	
1202. Deed $ 15.00 Mortgage $ Releases $ Other $		
1203. Transfer taxes to CLERK OF SUPERIOR COURT (from GFE #8)	72.50	
1204. City/County tax/stamps $ $		
1205. State tax/stamps $ 72.50 $		
1206.		
1207.		
1300. Additional Settlement Charges		
1301. Required services that you can shop for (from GFE #6)		
1302. $		
1303. $		
1304. $		
1305. $		
1400. Total Settlement Charges (enter on lines 103, Section J and 502, Section K)	1,145.00	

* Paid outside of closing by borrower(B), seller(S), lender(L), or third party(T)

Certified to be a true copy.

HUD-1 Attachment

Borrower (s):	LANDA 1394 OAKVIEW CIRCLE SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LLC 8 STEPHENSON AVENUE SAVANNAH, GA 31405	Seller(s):	2172 STOCKBRIDGE, LLC 834 INMAN VILLAGE PARKWAY NE, SUITE ATLANTA, GA 30307
Settlement Agent:	LAIRD AND ASSOCIATES, P.C. (404)685-9499		
Place of Settlement:	834 INMAN VILLAGE PKWY SUITE 130 ATLANTA, GA 30307		
Settlement Date:	November 18, 2019		
Property Location:	1394 OAKVIEW CIRCLE FOREST PARK, GA 30297 CLAYTON County, Georgia		

Adjustments For Items Unpaid By Seller (Seller Debit)

Description	Amount	From/Through	Prorated Amount
NOVEMBER RENT	775.00	11/01/19 through 11/30/19	335.83
		Total Line 213/513	335.83

Title Services and Lender's Title Insurance Details

		BORROWER	SELLER
Title Exam to K & J TITLE WORKS		142.50	
Tax Search to SEXTONS		15.00	
Attorney Fee to LAIRD AND ASSOCIATES, P.C.		400.00	
	Total	$ 557.50	$ 0.00

Owner's Title Insurance

		BORROWER	SELLER
Owner's Policy Premium to INVESTORS TITLE		500.00	
	Total	$ 500.00	$ 0.00

WARNING: It is a crime to knowingly make false statements to the United States on this or any similar form. Penalties upon conviction can include a fine and imprisonment. For details see: Title 18 U.S. Code Section 1001 and Section 1010.

ADDENDUM TO HUD

The undersigned have each received, reviewed, and approved the attached Settlement Statement, (Hud 1) and to the best of their knowledge, it is a true and accurate statement of all receipts and disbursements that should be made on their account in this transaction.

The parties for whom payoffs are being made, warrant the correctness of these amounts, and if a deficiency occurs, will promptly remit deficient sums to the firm of LAIRD AND ASSOCIATES, P.C. The extent of loss to the firm for payoffs that are requested to be expressed or hand delivered for next day delivery, or that are wired for same day receipt, shall be the return of the charge to that party for that service. Seller further acknowledges receipt and payment in full of the proceeds due from the settlement LAIRD AND ASSOCIATES, P.C. is not responsible for late fees on payoffs that are not secured by the property that LAIRD AND ASSOCIATES, P.C. is closing.

If the proration of taxes and association assessments are made based on estimated amounts prior to receipt of current actual bills, the parties agree to adjust the prorations between themselves when current actual bills are received. The payment of all outstanding taxes and assessments, including homeowners association dues and water bills not paid at settlement, remain the responsibility of the Seller. However, if this sale involves a Relocation Company, then there shall be no further proration or payment of outstanding taxes and assessments, water bills or homeowners association Dues. With regard to proration of homeowners dues, this law firm has relied on information given by the parties to this transaction and makes no warranty to same. Further, this law firm is not responsible for loss occasioned by parties as a result of revisions or changes in the county's tax digest. Seller and purchaser acknowledge that the subject property may be subject to re-assessment for property taxes by local government and the owner's policy of title insurance, if requested to be issued, shall not provide insurance coverage for any additional taxes, interest and/or penalties for prior tax years by virtue of adjustment, re-appraisal, re-assessment, appeal or other amendment to the tax records of the local government in which the subject property is located.

In addition, the parties agree that should any inadvertent errors or omissions later be discovered in any documents executed at settlement or funds received or paid out, they shall promptly execute such corrective documents and/or remit such sums to LAIRD AND ASSOCIATES, P.C., as may be required to adjust or correct such errors or omissions. Due to the lack of current records of the local courthouses, this firm cannot be responsible for loss occasioned by a title matter that would have been avoided by current record keeping.

If the contract between the parties contains language as to survival of its terms, then the terms and conditions of the contract between the parties not fulfilled prior to closing shall survive the execution and delivery of the warranty deed. Contracts involving Relocation Corporations shall not survive the delivery of the warranty deed. It is the responsibility of the purchaser/borrower to determine that all home warranties and hazard insurance that the firm is making payment for on their behalf is in place after the closing. The firms duty as a disburser is to remit payment and not to insure that payment has been made.

Certain charges on the Settlement Statement from line 1100 to 1308 are charges that are estimated and may exceed the actual amount for these charges. The undersigned hereby acknowledges same and acknowledges that fees in excess of actual amounts shall be upon notice by the parties moved to line 1113 as a post closing fee and waives any refund of said excess charges.

If this transaction involves the closings of a loan secured by real property of the Borrower/Purchaser, the law firm of LAIRD AND ASSOCIATES, P.C.maintains an attorney-client relationship with the Lender and has advised the parties to seek independent legal counsel should they desire legal representation. The disbursement of funds and the honoring of escrow checks by this law firm is contingent upon the accuracy of the Settlement Statement, and upon receipt of negotiable funds from the parties involved in this transaction and the financial lending institution, if applicable. Use of the firm's negotiable instruments as third party checks is not the risk of LAIRD AND ASSOCIATES, P.C.

2172 STOCKBRIDGE, LLC	**LANDA 1394 OAKVIEW CIRCLE SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LIMITED LIABILITY COMPANY**
BY:____________________ **BRIAN GLICK, MEMBER/MANAGER**	BY:____________________
____________________	____________________

The HUD-1 Settlement Statement which I have prepared is a true and accurate account of this transaction. I have no actual knowledge that the source of borrowers funds is other than from the borrower. I have caused funds to be disbursed in accordance with this statement.

____
Settlement Agent - **LAIRD AND ASSOCIATES, P.C.**

GOVERNMENT INSURED OR GUARANTEED LOANS WARNING: It is a crime to knowingly make false statements to the United States Government on this or any other similar forms. Penalties upon conviction can include a fine and imprisonment. For details see Title 18 U.S. Code Section 1001 and Section 1010.

THIS IS IMPORTANT TAX INFORMATION AND IS BEING FURNISHED TO THE INTERNAL REVENUE SERVICE. IF YOU ARE REQUIRED TO FILE A RETURN, A NEGLIGENCE PENALTY OR OTHER SANCTION WILL BE IMPOSED ON YOU IF THIS ITEM IS REQUIRED TO BE REPORTED AND THE IRS DETERMINES THAT IT HAS NOT BEEN REPORTED.

Investors Title Insurance Company

P.O. Drawer 2687, Chapel Hill, North Carolina 27515-2687
919.968.2200 | invtitle.com

ITIC Policy #: OPG1782019000027

Agent File #: 2019-5358

OWNER'S POLICY OF TITLE INSURANCE

Any notice of claim and any other notice or statement in writing required to be given to the Company under this Policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B, AND THE CONDITIONS, INVESTORS TITLE INSURANCE COMPANY, a North Carolina corporation (the "Company") insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1. Title being vested other than as stated in Schedule A.
2. Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from
   (a) A defect in the Title caused by
      (i) forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;
      (ii) failure of any person or Entity to have authorized a transfer or conveyance;
      (iii) a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;
      (iv) failure to perform those acts necessary to create a document by electronic means authorized by law;
      (v) a document executed under a falsified, expired, or otherwise invalid power of attorney;
      (vi) a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or
      (vii) a defective judicial or administrative proceeding.
   (b) The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.
   (c) Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term "encroachment" includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.
3. Unmarketable Title.
4. No right of access to and from the Land.
5. The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to
   (a) the occupancy, use, or enjoyment of the Land;
   (b) the character, dimensions, or location of any improvement erected on the Land;
   (c) the subdivision of land; or
   (d) environmental protection

   if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

(continued on next page)

IN WITNESS WHEREOF, Investors Title Insurance Company has caused this Policy to be signed and sealed, to be valid when Schedule A is countersigned by an authorized officer or agent of the Company.

AMERICAN LAND TITLE ASSOCIATION

The use of this form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

W. Morris Fine
President

Attest:

David A. Bennington
Secretary

6. An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.
7. The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.
8. Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.
9. Title being vested other than as stated in Schedule A or being defective
   (a) as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws; or
   (b) because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws by reason of the failure of its recording in the Public Records
      (i) to be timely, or
      (ii) to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.
10. Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys' fees, and expenses incurred in defense of any matter insured against by this Policy, but only to the extent provided in the Conditions.

EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys' fees, or expenses that arise by reason of:

1. (a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to
      (i) the occupancy, use, or enjoyment of the Land;
      (ii) the character, dimensions, or location of any improvement erected on the Land;
      (iii) the subdivision of land; or
      (iv) environmental protection;

   or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.
   (b) Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.
2. Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.
3. Defects, liens, encumbrances, adverse claims, or other matters
   (a) created, suffered, assumed, or agreed to by the Insured Claimant;
   (b) not Known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;
   (c) resulting in no loss or damage to the Insured Claimant;
   (d) attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risk 9 and 10); or
   (e) resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.
4. Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that the transaction vesting the Title as shown in Schedule A, is
   (a) a fraudulent conveyance or fraudulent transfer; or
   (b) a preferential transfer for any reason not stated in Covered Risk 9 of this policy.
5. Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

CONDITIONS

1. **DEFINITION OF TERMS**

   The following terms when used in this policy mean:
   (a) "Amount of Insurance": The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.
   (b) "Date of Policy": The date designated as "Date of Policy" in Schedule A.
   (c) "Entity": A corporation, partnership, trust, limited liability company, or other similar legal entity.
   (d) "Insured": The Insured named in Schedule A.
      (i) The term "Insured" also includes
         (A) successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;
         (B) successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;
         (C) successors to an Insured by its conversion to another kind of Entity;
         (D) a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title
            (1) if the stock, shares, memberships, or other equity interests of the grantee are wholly-owned by the named Insured,
            (2) if the grantee wholly owns the named Insured,
            (3) if the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or

(4) if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.

(ii) With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.

(e) "Insured Claimant": An Insured claiming loss or damage.

(f) "Knowledge" or "Known": Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.

(g) "Land": The land described in Schedule A, and affixed improvements that by law constitute real property. The term "Land" does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.

(h) "Mortgage": Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.

(i) "Public Records": Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), "Public Records" shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.

(j) "Title": The estate or interest described in Schedule A.

(k) "Unmarketable Title": Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.

2. CONTINUATION OF INSURANCE

The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

3. NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT

The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company's liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

4. PROOF OF LOSS

In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5. DEFENSE AND PROSECUTION OF ACTIONS

(a) Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

(b) The Company shall have the right, in addition to the options contained in Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.

(c) Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal any adverse judgment or order.

6. DUTY OF INSURED CLAIMANT TO COOPERATE

(a) In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company's expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company's obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

(b) The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

7. OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY

In case of a claim under this policy, the Company shall have the following additional options:

(a) To Pay or Tender Payment of the Amount of Insurance.

To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay.

Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

(b) To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.

(i) To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or

(ii) To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.

Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company's obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

8. DETERMINATION AND EXTENT OF LIABILITY

This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.

(a) The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of

(i) the Amount of Insurance; or

(ii) the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.

(b) If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as insured,

(i) the Amount of Insurance shall be increased by 10%, and

(ii) the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.

(c) In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys' fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.

9. LIMITATION OF LIABILITY

(a) If the Company establishes the Title, or removes the alleged defect, lien, or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.

(b) In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.

(c) The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.

10. REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY

All payments under this policy, except payments made for costs, attorneys' fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.

11. LIABILITY NONCUMULATIVE

The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

12. PAYMENT OF LOSS

When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13. RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT

(a) Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys' fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.

If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b) The Company's right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

14. ARBITRATION

Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title Association ("Rules"). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is $2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of $2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.

15. LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT

(a) This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

(b) Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.

(c) Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.

(d) Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

16. SEVERABILITY

In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

17. CHOICE OF LAW; FORUM

(a) Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefor in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located.

Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.

(b) Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

18. NOTICES, WHERE SENT

Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at Investors Title Insurance Company, P.O. Drawer 2687, Chapel Hill, NC 27515-2687.

Investors Title Insurance Company

P.O. Drawer 2687, Chapel Hill, North Carolina 27515-2687
919.968.2200 | invtitle.com

Georgia Arbitration Endorsement

This Policy is amended to delete the Arbitration Provision contained herein.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Investors Title Insurance Company
By: W. Morris Fine, President (SEAL)

Investors Title Insurance Company

P.O. Drawer 2687, Chapel Hill, North Carolina 27515-2687
919.968.2200 | invtitle.com

ALTA OWNER'S POLICY - 2006

SCHEDULE A

File Number:	2019-5358I	Policy No.:	OPG1702019000027
Address Reference:	1394 OAKVIEW CIRCLE FOREST PARK, Georgia 30297		
Amount of Insurance:	$ 72,448.00	Premium:	$ 500.00
Date of Policy:	November 18, 2019 at (the earlier of either the examiner's certification date or recording date and time of the Deed vesting title in the named insured)		

1. Name of Insured: LANDA 1394 OAKVIEW CIRCLE SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LIMITED LIABILITY COMPANY
2. The estate or interest in the Land that is insured by this policy is: FEE SIMPLE
3. Title is vested in: LANDA 1394 OAKVIEW CIRCLE SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LIMITED LIABILITY COMPANY
4. The Land referred to in this policy is located in the State of Georgia, County of CLAYTON and is described in the attached Schedule C.
5. The Land herein described is encumbered by the following mortgage and assignments, if any:
   and the mortgages, if any, shown in Schedule B hereof.

Issued through the office of:

____

LAIRD AND ASSOCIATES, P.C.

This Policy consists of pages labeled as Jacket, Schedule A, Schedule B, and Schedule C. This Policy is of no force and effect unless the jacket and all schedules are included, along with any added pages incorporated herein.

Investors Title Insurance Company

P.O. Drawer 2687, Chapel Hill, North Carolina 27515-2687
919.968.2200 | invtitle.com

ALTA OWNER'S POLICY - 2006

SCHEDULE B

EXCEPTIONS FROM COVERAGE

File Number:	2019-5358I	Policy No.:	OPG1702019000027

This policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

1. The lien of the security instrument reflected in Item 5, Schedule A, if any.
2. The dower, curtesy, homestead, community property, or other statutory marital rights, if any, of the spouse of any individual insured.
3. Taxes for the year 2020, and subsequent years, not yet due and payable.

   ALL MATTERS SHOWN AND DEPICTED ON PLAT 5, PAGE 51, CLAYTON COUNTY, GEORGIA RECORDS (35 FOOT FRONT BUILDING RESTRICTION LINE)

This Policy consists of pages labeled as Jacket, Schedule A, Schedule B, and Schedule C. This Policy is of no force and effect unless the jacket and all schedules are included, along with any added pages incorporated herein.

Investors Title Insurance Company

P.O. Drawer 2687, Chapel Hill, North Carolina 27515-2687
919.968.2200 | invtitle.com

ALTA OWNER'S POLICY - 2006

SCHEDULE C

File Number: 2019-5358I

Policy Number: OPG1702019000027

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 240 OF THE 12TH DISTRICT OF CLAYTON COUNTY, GEORGIA, AND BEING KNOWN AS LOTS 7 AND 8, BLOCK "C" ACCORDING TO PLAT OF OAK VIEW HOMES SUBDIVISION, RECORDED IN PLAT BOOK 5, PAGE 51, CLAYTON COUNTY, GEORGIA RECORDS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT LOCATED ON THE EAST SIDE OF OAK VIEW DRIVE, 494 FEET NORTH OF THE NORTHEASTERLY INTERSECTION OF OAK VIEW DRIVE AND ROCK CUT ROAD, IF BOTH SAID STREETS WERE EXTENDED TO FORM AN ANGLE INSTEAD OF A CURVE; EXTENDING THENCE NORTH AND NORTHEASTERLY, AS MEASURED ALONG THE EAST AND SOUTHEASTERLY SIDE OF OAK VIEW DRIVE AND FOLLOWING THE CURVATURE THEREOF A DISTANCE OF 199.9 FEET TO A POINT; EXTENDING THENCE SOUTHEASTERLY, 226.2 FEET TO A POINT; THENCE SOUTH, 20 FEET TO A POINT; THENCE WESTERLY, 240.2 FEET TO THE EAST SIDE OF OAK VIEW DRIVE AND THE POINT OF BEGINNING AND BEING IPROVED PROPERTY KNOWN AS NO. 1394 OAK VIEW DRIVE, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN CLAYTON COUNTY, GEORGIA.

PARCEL ID: 12240B-B020

This Policy consists of pages labeled as Jacket, Schedule A, Schedule B, and Schedule C. This Policy is of no force and effect unless the jacket and all schedules are included, along with any added pages incorporated herein.

J.P.J Home Inspections

Inspection Report

Yishai Cohen

Property Address:
1394 Oakview Circle
Forest Park Georgia 30297



JPJ Home Inspections

JoVonn Jefferson
79 Kennedy Ct.
Hiram, Georgia 30141
678-469-2009

Table of Contents

Date: 10/7/2019	Time: 01:00 PM	Report ID:
Property: 1394 Oakview Circle Forest Park Georgia 30297	**Customer:** Yishai Cohen	**Real Estate Professional:**

Comment Key or Definitions

The following definitions of comment descriptions represent this inspection report. All comments by the inspector should be considered before purchasing this home. Any recommendations by the inspector to repair or replace suggests a second opinion or further inspection by a qualified contractor. All costs associated with further inspection fees and repair or replacement of item, component or unit should be considered before you purchase the property.

Inspected (IN) = I visually observed the item, component or unit and if no other comments were made then it appeared to be functioning as intended allowing for normal wear and tear.

Not Inspected (NI)= I did not inspect this item, component or unit and made no representations of whether or not it was functioning as intended and will state a reason for not inspecting.

Not Present (NP) = This item, component or unit is not in this home or building.

Repair or Replace (RR) = The item, component or unit is not functioning as intended, or needs further inspection by a qualified contractor. Items, components or units that can be repaired to satisfactory condition may not need replacement.

In Attendance:	Type of building:	Approximate age of building:
INSPECTOR	Single Family (1 story)	Over 20 Years
Temperature:	**Weather:**	
85 degrees	Clear	

1. Roofing

The home inspector shall observe: Roof covering; Roof drainage systems; Flashings; Skylights, chimneys, and roof penetrations; and Signs of leaks or abnormal condensation on building components. The home inspector shall: Describe the type of roof covering materials; and Report the methods used to observe the roofing. The home inspector is not required to: Walk on the roofing; or Observe attached accessories including but not limited to solar systems, antennae, and lightning arrestors.

Styles & Materials

Roof Covering:	Sky Light(s):	Chimney (exterior):
3-Tab fiberglass	None	

Items

1.0 ROOF COVERINGS/ROOF DECKING

Comments: Inspected

1.1 FLASHINGS

Comments: Inspected

1.2 CHIMNEYS

Comments: Inspected

1.3 GUTTERS

Comments: Repair or Replace

Have all gutters around the home cleaned and re-secured as needed. The gutter joints should be monitored for leaks Recommend further evaluated and repaired by qualified professional.



1.3 Item 1(Picture)



1.3 Item 2(Picture)

The roof of the home was inspected and reported on with the above information. While the inspector makes every effort to find all areas of concern, some areas can go unnoticed. Roof coverings and skylights can appear to be leak proof during inspection and weather conditions. Our inspection makes an attempt to find a leak but sometimes cannot. Please be aware that the inspector has your best interest in mind. Any repair items mentioned in this report should be considered before purchase. It is recommended that qualified contractors be used in your further inspection or repair issues as it relates to the comments in this inspection report.

2. Exterior

The home inspector shall observe: Wall cladding, flashings, and trim; Entryway doors and a representative number of windows; Garage door operators; Decks, balconies, stoops, steps, areaways, porches and applicable railings; Eaves, soffits, and fascias; and Vegetation, grading, drainage, driveways, patios, walkways, and retaining walls with respect to their effect on the condition of the building. The home inspector shall: Describe wall cladding materials; Operate all entryway doors and a representative number of windows; Operate garage doors manually or by using permanently installed controls for any garage door operator; Report whether or not any garage door operator will automatically reverse or stop when meeting reasonable resistance during closing; and Probe exterior wood components where deterioration is suspected. The home inspector is not required to observe: Storm windows, storm doors, screening, shutters, awnings, and similar seasonal accessories; Fences; Presence of safety glazing in doors and windows; Garage door operator remote control transmitters; Geological conditions; Soil conditions; Recreational facilities (including spas, saunas, steam baths, swimming pools, tennis courts, playground equipment, and other exercise, entertainment, or athletic facilities); Detached buildings or structures; or Presence or condition of buried fuel storage tanks. The home inspector is not required to: Move personal items, panels, furniture, equipment, plant life, soil, snow, ice or debris that obstructs access or visibility.

Styles & Materials

Siding Material:	Exterior Structure:	Driveway:
Brick	Deck with steps Sidewalk	Concrete

Items

2.0 SIDING FLASHING AND TRIM
Comments: Inspected

2.1 DOORS (Exterior)
Comments: Inspected

2.2 WINDOWS
Comments: Inspected

2.3 DECKS, BALCONIES, STOOPS, STEPS, AREAWAYS, PORCHES, RAILINGS
Comments: Repair or Replace

Deteriorating and damaged concrete at back porch. Recommend be further evaluated and repaired by qualified professional.


2.3 Item 1(Picture)


2.3 Item 2(Picture)

2.4 VEGETATION, GRADING, DRAINAGE, DRIVEWAYS, SIDEWALKS AND RETAINING WALLS
Comments: Inspected

2.5 EAVES, SOFFITS AND FASCIAS
Comments: Inspected

The exterior of the home was inspected and reported on with the above information. While the inspector makes every effort to find all areas of concern, some areas can go unnoticed. Please be aware that the inspector has your best interest in mind. Any repair items mentioned in this report should be considered before purchase. It is recommended that qualified contractors be used in your further inspection or repair issues as it relates to the comments in this inspection report.

3. Garage

4. Structural Components

The Home Inspector shall observe structural components including foundations, floors, walls, columns or piers, ceilings and roof. The home inspector shall describe the type of Foundation, floor structure, wall structure, columns or piers, ceiling structure, roof structure. The home inspector shall: Probe structural components where deterioration is suspected. Enter under floor crawl spaces, basements, and attic spaces except when access is obstructed, when entry could damage the property, or when dangerous or adverse situations are suspected. Report the methods used to observe under floor crawl spaces and attics; and Report signs of abnormal or harmful water penetration into the building or signs of abnormal or harmful condensation on building components. The home inspector is not required to: Enter any area or perform any procedure that may damage the property or its components or be dangerous to or adversely effect the health of the home inspector or other persons.

Styles & Materials

Foundation:
Masonry block

Roof Structure:
2 X 4 Rafters

Roof-Type:
Gable

Method used to observe attic:
From entry

Attic info:
Attic access

Method used to observe Crawlspace:
Crawled

Floor Structure:
2 X 10

Items

4.0 FOUNDATIONS, BASEMENTS AND CRAWLSPACES
Comments: Inspected

4.1 ROOF STRUCTURE AND ATTIC
Comments: Inspected

4.2 COLUMNS OR PIERS
Comments: Inspected

The structure of the home was inspected and reported on with the above information. While the inspector makes every effort to find all areas of concern, some areas can go unnoticed. Please be aware that the inspector has your best interest in mind. Any repair items mentioned in this report should be considered before purchase. It is recommended that qualified contractors be used in your further inspection or repair issues as it relates to the comments in this inspection report.

5. Insulation and Ventilation

The home inspector shall observe: Insulation and vapor retarders in unfinished spaces; Ventilation of attics and foundation areas; Kitchen, bathroom, and laundry venting systems; and the operation of any readily accessible attic ventilation fan, and, when temperature permits, the operation of any readily accessible thermostatic control. The home inspector shall describe: Insulation in unfinished spaces; and Absence of insulation in unfinished space at conditioned surfaces. The home inspector shall: Move insulation where readily visible evidence indicates the need to do so; and Move insulation where chimneys penetrate roofs, where plumbing drain/waste pipes penetrate floors, adjacent to earth filled stoops or porches, and at exterior doors. The home inspector is not required to report on: Concealed insulation and vapor retarders; or Venting equipment that is integral with household appliances.

Styles & Materials

Attic Insulation:
Blown

Ventilation:
Gable vents
Soffit Vents

Exhaust Fans:
Fan only

Dryer Power Source:
240 Volts

Items

5.0 INSULATION IN ATTIC/BASEMENT
Comments: Inspected

5.1 VENTILATION OF ATTIC AND FOUNDATION AREAS
Comments: Inspected

5.2 VENTING SYSTEMS (Kitchens, baths and laundry)
Comments: Repair or Replace

The ventilation fan in the master bathroom is not operable. Have repaired or replaced.



5.2 Item 1(Picture)

The insulation and ventilation of the home was inspected and reported on with the above information. While the inspector makes every effort to find all areas of concern, some areas can go unnoticed. Venting of exhaust fans or clothes dryer cannot be fully inspected and bends or obstructions can occur without being accessible or visible (behind wall and ceiling coverings). Only insulation that is visible was inspected. Please be aware that the inspector has your best interest in mind. Any repair items mentioned in this report should be considered before purchase. It is recommended that qualified contractors be used in your further inspection or repair issues as it relates to the comments in this inspection report.

6. Interiors

The home inspector shall observe: Walls, ceiling, and floors; Steps, stairways, balconies, and railings; Counters and a representative number of installed cabinets; and A representative number of doors and windows. The home inspector shall: Operate a representative number of windows and interior doors; and Report signs of abnormal or harmful water penetration into the building or signs of abnormal or harmful condensation on building components. The home inspector is not required to observe: Paint, wallpaper, and other finish treatments on the interior walls, ceilings, and floors; Carpeting; or Draperies, blinds, or other window treatments.



Living Room



Owners Suite



Bedroom #1



Bedroom #2

Items

6.0 CEILINGS
Comments: Repair or Replace

Signs of fungi growth are present on ceiling in several areas in the master bath. We did not inspect, test or determine if this growth is or is not a health hazard. The underlying cause is moisture or dampness. I recommend you contact a mold inspector or expert for investigation or correction if needed.



6.0 Item 1(Picture)

6.1 WALLS

Comments: Inspected

6.2 WINDOWS (REPRESENTATIVE NUMBER)

Comments: Inspected

6.3 DOORS (REPRESENTATIVE NUMBER)

Comments: Inspected

6.4 FLOORS

Comments: Inspected

6.5 STEPS, STAIRWAYS, BALCONIES AND RAILINGS

Comments: Inspected

6.6 COUNTERS AND A REPRESENTATIVE NUMBER OF CABINETS

Comments: Inspected

The interior of the home was inspected and reported on with the above information. While the inspector makes every effort to find all areas of concern, some areas can go unnoticed. The inspection did not involve moving furniture and inspecting behind furniture, area rugs or areas obstructed from view. Please be aware that the inspector has your best interest in mind. Any repair items mentioned in this report should be considered before purchase. It is recommended that qualified contractors be used in your further inspection or repair issues as it relates to the comments in this inspection report.

7. Electrical System

The home inspector shall observe: Service entrance conductors; Service equipment, grounding equipment, main over current device, and main and distribution panels; Amperage and voltage ratings of the service; Branch circuit conductors, their over current devices, and the compatibility of their ampacities and voltages; The operation of a representative number of installed ceiling fans, lighting fixtures, switches and receptacles located inside the house, garage, and on the dwelling's exterior walls; The polarity and grounding of all receptacles within six feet of interior plumbing fixtures, and all receptacles in the garage or carport, and on the exterior of inspected structures; The operation of ground fault circuit interrupters; and Smoke detectors. The home inspector shall describe: Service amperage and voltage; Service entry conductor materials; Service type as being overhead or underground; and Location of main and distribution panels. The home inspector shall report any observed aluminum branch circuit wiring. The home inspector shall report on presence or absence of smoke detectors, and operate their test function, if accessible, except when detectors are part of a central system. The home inspector is not required to: Insert any tool, probe, or testing device inside the panels; Test or operate any over current device except ground fault circuit interrupters; Dismantle any electrical device or control other than to remove the covers of the main and auxiliary distribution panels; or Observe: Low voltage systems; Security system devices, heat detectors, or carbon monoxide detectors; Telephone, security, cable TV, intercoms, or other ancillary wiring that is not a part of the primary electrical distribution system; or Built-in vacuum equipment.

Styles & Materials

Electrical Service Conductors:
Overhead service

Panel capacity:
200 AMP

Panel Type:
Circuit breakers

Branch wire 15 and 20 AMP:
Copper

Wiring Methods:
Romex

Items

7.0 SERVICE ENTRANCE CONDUCTORS

Comments: Inspected

7.1 SERVICE AND GROUNDING EQUIPMENT, MAIN OVERCURRENT DEVICE, MAIN AND DISTRIBUTION PANELS

Comments: Inspected

7.2 ELECTRIC FIXTURES (CEILING FANS, LIGHT SWITHCES,OUTLETS...)

Comments: Inspected

7.3 BRANCH CIRCUIT CONDUCTORS, OVERCURRENT DEVICES

Comments: Inspected

7.4 SMOKE DETECTORS

Comments: Inspected

7.5 CARBON MONOXIDE DETECTORS

Comments: Inspected

The electrical system of the home was inspected and reported on with the above information. While the inspector makes every effort to find all areas of concern, some areas can go unnoticed. Outlets were not removed and the inspection was only visual. Any outlet not accessible (behind the refrigerator for example) was not inspected or accessible. Please be aware that the inspector has your best interest in mind. Any repair items mentioned in this report should be considered before purchase. It is recommended that qualified contractors be used in your further inspection or repair issues as it relates to the comments in this inspection report.

8. Plumbing System

The home inspector shall observe: Interior water supply and distribution system, including: piping materials, supports, and insulation; fixtures and faucets; functional flow; leaks; and cross connections; interior drain, waste, and vent system, including: traps; drain, waste, and vent piping; piping supports and pipe insulation; leaks; and functional drainage; Hot water systems including: water heating equipment, normal operating controls; automatic safety controls; and chimneys, flues, and vents; Fuel storage and distribution systems including: interior fuel storage equipment, supply piping, venting, and supports; leaks; and Sump pumps. The home inspector shall describe: Water supply and distribution piping materials; Drain, waste, and vent piping materials; Water heating equipment; and Location of main water supply shutoff device. The home inspector shall operate all plumbing fixtures, including their faucets and all exterior faucets attached to the house, except where the flow end of the faucet is connected to an appliance. The home inspector is not required to: State the effectiveness of anti-siphon devices; Determine whether water supply and waste disposal systems are public or private; Operate automatic safety controls; Operate any valve except water closet flush valves, fixture faucets, and hose faucets; Observe: Water conditioning systems; Fire and lawn sprinkler systems; On-site water supply quantity and quality; On-site waste disposal systems; Foundation irrigation systems; Spas, except as to functional flow and functional drainage; Swimming pools; Solar water heating equipment; or Observe the system for proper sizing, design, or use of proper materials.

Styles & Materials

Plumbing Water Distribution (inside home):
Copper

Plumbing Waste:
PVC

Water Heater Power Source:
Electric

Water Heater Capacity:
40 Gallon

Water Heater Location:
Utility Room

Items

8.0 PLUMBING DRAIN, WASTE AND VENT SYSTEMS

Comments: Inspected

8.1 PLUMBING WATER SUPPLY AND DISTRIBUTION SYSTEMS AND FIXTURES

Comments: Repair or Replace

The toilets in the bathrooms are loose and should be re-secured to the floor. Have repaired.



8.1 Item 1(Picture)

8.2 HOT WATER SYSTEMS, CONTROLS, CHIMNEYS, FLUES AND VENTS

Comments: Inspected

Water heater was operable at the time of the inspection.

The plumbing in the home was inspected and reported on with the above information. While the inspector makes every effort to find all areas of concern, some areas can go unnoticed. Washing machine drain line for example cannot be checked for leaks or the ability to handle the volume during drain cycle. Older homes with galvanized supply lines or cast iron drain lines can be obstructed and barely working during an inspection but then fails under heavy use. If the water is turned off or not used for periods of time (like a vacant home waiting for closing) rust or deposits within the pipes can further clog the piping system. Please be aware that the inspector has your best interest in mind. Any repair items mentioned in this report should be considered before purchase. It is recommended that qualified contractors be used in your further inspection or repair issues as it relates to the comments in this inspection report.

9. Heating / Central Air Conditioning

The home inspector shall observe permanently installed heating and cooling systems including: Heating equipment; Cooling Equipment that is central to home; Normal operating controls; Automatic safety controls; Chimneys, flues, and vents, where readily visible; Solid fuel heating devices; Heat distribution systems including fans, pumps, ducts and piping, with supports, insulation, air filters, registers, radiators, fan coil units, convectors; and the presence of an installed heat source in each room. The home inspector shall describe: Energy source; and Heating equipment and distribution type. The home inspector shall operate the systems using normal operating controls. The home inspector shall open readily openable access panels provided by the manufacturer or installer for routine homeowner maintenance. The home inspector is not required to: Operate heating systems when weather conditions or other circumstances may cause equipment damage; Operate automatic safety controls; Ignite or extinguish solid fuel fires; or Observe: The interior of flues; Fireplace insert flue connections; Humidifiers; Electronic air filters; or The uniformity or adequacy of heat supply to the various rooms.

Styles & Materials

Number of Heat Systems (excluding wood):
One

Energy Source:
Electric

Ductwork:
Insulated

Cooling Equipment Type:
Air conditioner unit

Central Air Manufacturer:
UNKNOWN

Number of AC Only Units:
One

Items

9.0 HEATING EQUIPMENT

Comments: Inspected

The heating system was operable at the time of the inspection.

9.1 NORMAL OPERATING CONTROLS

Comments: Inspected

9.2 DISTRIBUTION SYSTEMS (including fans, pumps, insulation, air filters, registers)

Comments: Inspected

Replace all air filters in the home upon closing.

9.3 COOLING AND AIR HANDLER EQUIPMENT

Comments: Inspected

The air conditioning system was functioning properly at the time of the inspection.

The heating and cooling system of this home was inspected and reported on with the above information. While the inspector makes every effort to find all areas of concern, some areas can go unnoticed. The inspection is not meant to be technically exhaustive. The inspection does not involve removal and inspection behind service door or dismantling that would otherwise reveal something only a licensed heat contractor would discover. Please be aware that the inspector has your best interest in mind. Any repair items mentioned in this report should be considered before purchase. It is recommended that qualified contractors be used in your further inspection or repair issues as it relates to the comments in this inspection report.

10. Built-In Kitchen Appliances

The home inspector shall observe and operate the basic functions of the following kitchen appliances: Permanently installed dishwasher, through its normal cycle; Range, cook top, and permanently installed oven; Trash compactor; Garbage disposal; Ventilation equipment or range hood; and Permanently installed microwave oven. The home inspector is not required to observe: Clocks, timers, self-cleaning oven function, or thermostats for calibration or automatic operation; Non built-in appliances; or Refrigeration units. The home inspector is not required to operate: Appliances in use; or Any appliance that is shut down or otherwise inoperable.



Kitchen

Items

10.0 DISHWASHER
Comments: Inspected

10.1 RANGES/OVENS/COOKTOPS
Comments: Inspected

10.2 RANGE HOOD
Comments: Inspected

10.3 REFRIGERATOR
Comments: Inspected

The built-in appliances of the home were inspected and reported on with the above information. While the inspector makes every effort to find all areas of concern, some areas can go unnoticed. Please be aware that the inspector has your best interest in mind. Any repair items mentioned in this report should be considered before purchase. It is recommended that qualified contractors be used in your further inspection or repair issues as it relates to the comments in this inspection report.

General Summary


J.P.J Home Inspections

JPJ Home Inspections

79 Kennedy Ct.
Hiram, Georgia 30141
678-469-2009

Customer
Yishai Cohen

Address
1394 Oakview Circle
Forest Park Georgia 30297

The following items or discoveries indicate that these systems or components **do not function as intended** or **adversely affects the habitability of the dwelling**; or **warrants further investigation by a specialist**, or **requires subsequent observation.** This summary shall not contain recommendations for routine upkeep of a system or component to keep it in proper functioning condition or recommendations to upgrade or enhance the function or efficiency of the home. This Summary is not the entire report. The complete report may include additional information of concern to the customer. It is recommended that the customer read the complete report.

1. Roofing

1.3 GUTTERS

Repair or Replace

Have all gutters around the home cleaned and re-secured as needed. The gutter joints should be monitored for leaks Recommend further evaluated and repaired by qualified professional.



1.3 Item 1(Picture)



1.3 Item 2(Picture)

2. Exterior

2.3 DECKS, BALCONIES, STOOPS, STEPS, AREAWAYS, PORCHES, RAILINGS

Repair or Replace

Deteriorating and damaged concrete at back porch. Recommend be further evaluated and repaired by qualified professional.



2.3 Item 1(Picture)



2.3 Item 2(Picture)

5. Insulation and Ventilation

5.2 VENTING SYSTEMS (Kitchens, baths and laundry)

Repair or Replace

The ventilation fan in the master bathroom is not operable. Have repaired or replaced.



5.2 Item 1(Picture)

6. Interiors

6.0 CEILINGS

Repair or Replace

Signs of fungi growth are present on ceiling in several areas in the master bath. We did not inspect, test or determine if this growth is or is not a health hazard. The underlying cause is moisture or dampness. I recommend you contact a mold inspector or expert for investigation or correction if needed.



6.0 Item 1(Picture)

8. Plumbing System

8.1 PLUMBING WATER SUPPLY AND DISTRIBUTION SYSTEMS AND FIXTURES

Repair or Replace

The toilets in the bathrooms are loose and should be re-secured to the floor. Have repaired.



8.1 Item 1(Picture)

Home inspectors are not required to report on the following: Life expectancy of any component or system; The causes of the need for a repair; The methods, materials, and costs of corrections; The suitability of the property for any specialized use; Compliance or non-compliance with codes, ordinances, statutes, regulatory requirements or restrictions; The market value of the property or its marketability; The advisability or inadvisability of purchase of the property; Any component or system that was not observed; The presence or absence of pests such as wood damaging organisms, rodents, or insects; or Cosmetic items, underground items, or items not permanently installed. Home inspectors are not required to: Offer warranties or guarantees of any kind; Calculate the strength, adequacy, or efficiency of any system or component; Enter any area or perform any procedure that may damage the property or its components or be dangerous to the home inspector or other persons; Operate any system or component that is shut down or otherwise inoperable; Operate any system or component that does not respond to normal operating controls; Disturb insulation, move personal items, panels, furniture, equipment, plant life, soil, snow, ice, or debris that obstructs access or visibility; Determine the presence or absence of any suspected adverse environmental condition or hazardous substance, including but not limited to mold, toxins, carcinogens, noise, contaminants in the building or in soil, water, and air; Determine the effectiveness of any system installed to control or remove suspected hazardous substances; Predict future condition, including but not limited to failure of components; Since this report is provided for the specific benefit of the customer(s), secondary readers of this information should hire a licensed inspector to perform an inspection to meet their specific needs and to obtain current information concerning this property.

INVOICE

J.P.J Home Inspections

JPJ Home Inspections
79 Kennedy Ct.
Hiram, Georgia 30141
678-469-2009
Inspected By: JoVonn Jefferson

Inspection Date: 10/7/2019
Report ID:

Customer Info:	**Inspection Property:**
Yishai Cohen **Customer's Real Estate Professional:**	1394 Oakview Circle Forest Park Georgia 30297

Inspection Fee:

Service	Price	Amount	Sub-Total
New Service	200.00	1	200.00

Tax $0.00
Total Price $200.00

Payment Method: Credit Card
Payment Status: Invoice Sent
Note: